Debtor: In re UNITEL VIDEO, INC., et al.

Case No: 99-2979 (PJW)


                OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3
                            MONTHLY OPERATING REPORT
        FOR THE PERIOD OCTOBER THROUGH DECEMBER, 2000, AND JANUARY, 2001


                         Document            Previously          Explanation
                         Attached            Submitted            Attached

1. Tax Receipts                                   X

2. Bank Statements            x

3. Most recently filed                            X
   Income tax return

4. Most recent annual                             X
   Financial statements
   Prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1748 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS -- 1 THROUGH ACCRUAL BASIS -- 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
                                             CONSULTANT
/S/ Brian Mittman                            TO UNITEL VIDEO, INC.
---------------------------------            ------------------------------
SIGNATURE OF RESPONSIBLE PARTY               TITLE


    Brian Mittman                            JULY 5, 2001
---------------------------------            ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY            DATE


PREPARER:


/s/ Deepak Tejwaney                          CONSULTANT
---------------------------------            ------------------------------
SIGNATURE OF PREPARER                        TITLE


    Deepak Tejwaney                          JULY 5, 2001
---------------------------------            ------------------------------
PRINTED NAME OF PREPARER                     DATE


  All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report

     Unitel Video, Operating Report for October, 2000 Through January, 2001


                                INCOME STATEMENT


                                                                                 JUL-00         AUG-00          SEP-00
                                                                             -----------     -----------     -----------
REVENUES                                                                     $   849,768     $   863,783     $   849,101

COST OF SALES
              Rent                                                           $   105,462     $   104,893     $   104,893
              Payroll                                                        $   144,215     $   111,581     $   120,799
              Equipment leases                                               $      --       $   792,188     $    27,828
              Other COGS                                                     $    50,604     $    29,802     $    18,909
              TOTAL COGS                                                     $   300,281     $ 1,038,464     $   272,429

OPERATING EXPENSES
              Officer/insider compensation                                   $    15,769     $    10,769     $    10,769
              Overhead payroll                                               $    20,069     $    19,152     $    20,730
              Insurance                                                      $    15,164     $     6,051     $     6,051
              Other SG&A                                                     $   136,514     $   251,278     $   232,065
              TOTAL OPERATING EXPENSES                                       $   187,516     $   287,250     $   269,615

GAIN/(LOSS) ON SALE OF EQUIPMENT                                             $      --       $   138,468     $(3,008,586)

DEPRECIATION & AMORTIZATION                                                  $    51,337     $ 1,567,737     $    95,009

INTEREST EXPENSE                                                             $   193,399     $  (238,333)    $   184,395

REORGANIZATION EXPENSES
              Professional fees (Kaye Scholer, Getzler, Heller, Houlihan-L)  $   128,653     $   192,235     $   203,677
              U.S. Trustee fees
              TOTAL REORGANIZATION EXPENSES                                  $   128,653     $   192,235     $   203,677

OTHER INCOME

NET PROFIT (LOSS)                                                            $   (11,418)    $(1,845,102)    $(3,184,610)

                                                                              OCT-00        NOV-00       DEC-00       JAN-01
                                                                             ---------     --------     --------     --------
REVENUES                                                                     $ 863,760     $863,200     $856,758     $850,980

COST OF SALES
              Rent                                                           $ 104,066     $ 96,033     $101,444     $122,453
              Payroll                                                        $ 107,600     $113,720     $173,600     $107,355
              Equipment leases                                               $  27,828     $   --       $   --       $   --
              Other COGS                                                     $   3,243     $  6,685     $  7,272     $ 34,735
              TOTAL COGS                                                     $ 242,737     $216,438     $282,316     $264,543

OPERATING EXPENSES
              Officer/insider compensation                                   $  10,769     $ 10,769     $ 16,154     $ 10,769
              Overhead payroll                                               $  18,634     $ 17,562     $  8,496     $ 28,873
              Insurance                                                      $  11,369     $  8,297     $ 42,924     $ 21,412
              Other SG&A                                                     $ 243,408     $268,524     $233,312     $196,457
              TOTAL OPERATING EXPENSES                                       $ 284,180     $305,152     $300,886     $257,511

GAIN/(LOSS) ON SALE OF EQUIPMENT                                             $(186,819)    $   --       $   --       $   --

DEPRECIATION & AMORTIZATION                                                  $  37,628     $118,001     $120,848     $  4,169

INTEREST EXPENSE                                                             $ 115,776     $114,520     $110,492     $119,396

REORGANIZATION EXPENSES
              Professional fees (Kaye Scholer, Getzler, Heller, Houlihan-L)  $ 102,371     $113,822     $114,050     $218,659
              U.S. Trustee fees
              TOTAL REORGANIZATION EXPENSES                                  $ 102,371     $113,822     $114,050     $218,659

OTHER INCOME                                                                                            $  7,999     $  1,455

NET PROFIT (LOSS)                                                            $(105,751)    $ (4,733)    $(63,835)    $(11,843)


Notes:
Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion. Interest expense includes many equipment leases.

Unitel Video, Operating Report for October, 2000 Through January, 2001


BALANCE SHEET                                               JUL-00           AUG-00           SEP-00           OCT-00
                                                        ------------     ------------     ------------     ------------
Cash                                                    $    728,896     $  2,655,525     $    824,707     $    700,420
Net accounts receivable                                 $    961,826     $    629,560     $    714,090     $    908,694
Prepaid corporate tax & expenses, deferred tax asset    $    418,874     $    401,906     $  2,729,512     $    942,269
TOTAL CURRENT ASSETS                                    $  2,109,596     $  3,686,991     $  4,268,309     $  2,551,383

PP&E                                                    $ 62,961,259     $ 40,685,870     $ 34,587,557     $ 34,597,178
Accumulated depreciation                                $(40,106,113)    $(20,611,363)    $(20,216,645)    $(20,254,273)
NET PP&E                                                $ 22,855,146     $ 20,074,507     $ 14,370,912     $ 14,342,905

Deferred taxes                                          $  2,157,058     $  2,157,058     $  2,157,058     $  2,157,058

Other Assets                                            $  1,723,145     $  1,682,061     $  1,674,169     $  1,611,402

Goodwill                                                $  1,318,243     $         --     $         --     $         --

TOTAL ASSETS                                            $ 30,163,188     $ 27,600,617     $ 22,470,448     $ 20,662,748

Prepetition accounts payable                            $  7,175,257     $  7,603,108     $  7,603,108     $  7,603,107
Postpetition accounts payable                           $    634,799     $    841,080     $    901,544     $    961,029
Accrued expenses and other current liabilities          $  4,264,696     $  3,834,282     $  3,721,409     $  3,333,144
Payroll & related expense                               $    818,129     $    808,869     $    815,780     $    820,234
Current maturity of secured long-term debt              $ 18,457,335     $ 18,392,164     $ 18,240,016     $ 18,113,231
Current maturity of unsecured long-term debt            $  1,803,605     $  1,868,775     $  2,020,923     $  2,147,708
TOTAL CURRENT LIABILITIES                               $ 33,153,821     $ 33,348,278     $ 33,302,780     $ 32,978,453

Secured long-term debt                                  $  5,364,473     $  4,517,719     $  2,769,806     $  1,518,906
Unsecured long-term debt                                $    524,205     $    459,032     $    306,884     $    180,099
Accrued retirement expense                              $    917,276     $    917,276     $    917,276     $    917,276
LONG-TERM LIABILITIES                                   $  6,805,954     $  5,894,027     $  3,993,966     $  2,616,281

Common stock                                            $     26,755     $     26,755     $     26,755     $     26,755
Add'l paid-in capital                                   $ 27,286,352     $ 27,286,352     $ 27,286,352     $ 27,286,352
Treasury stock                                          $ (7,645,089)    $ (7,645,089)    $ (7,645,089)    $ (7,645,089)
Retained earnings                                       $(31,298,127)    $(31,298,127)    $(31,309,706)    $(31,309,706)
YTD Income/loss                                         $  1,833,522     $    (11,579)    $ (3,184,610)    $ (3,290,298)
TOTAL STOCKHOLDERS' EQUITY                              $ (9,796,587)    $(11,641,688)    $(14,826,298)    $(14,931,986)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                $ 30,163,188     $ 27,600,617     $ 22,470,448     $ 20,662,748

BALANCE SHEET                                                   NOV-00           DEC-00           JAN-01
                                                            ------------     ------------     ------------
Cash                                                        $    616,636     $    644,747     $    351,587
Net accounts receivable                                     $    605,989     $    344,637     $    624,085
Prepaid corporate tax & expenses, deferred tax asset        $  1,032,502     $  1,064,375     $  1,127,090
TOTAL CURRENT ASSETS                                        $  2,255,127     $  2,053,759     $  2,102,762

PP&E                                                        $ 34,595,036     $ 34,595,036     $ 34,595,036
Accumulated depreciation                                    $(20,370,132)    $(20,490,980)    $(20,495,149)
NET PP&E                                                    $ 14,224,904     $ 14,104,056     $ 14,099,887

Deferred taxes                                              $  2,157,058     $  2,157,058     $  2,157,058

Other Assets                                                $  1,633,607     $  1,626,578     $  1,619,549

Goodwill                                                    $         --     $         --     $         --

TOTAL ASSETS                                                $ 20,270,696     $ 19,941,451     $ 19,979,256

Prepetition accounts payable                                $  7,603,108     $  7,603,109     $  7,569,403
Postpetition accounts payable                               $    959,505     $    934,243     $    834,658
Accrued expenses and other current liabilities              $  3,464,426     $  3,107,292     $  2,923,129
Payroll & related expense                                   $    821,863     $    763,584     $    766,540
Current maturity of secured long-term debt                  $ 18,061,273     $ 18,079,108     $ 18,115,254
Current maturity of unsecured long-term debt                $  2,199,666     $  2,181,831     $  2,145,685
TOTAL CURRENT LIABILITIES                                   $ 33,109,841     $ 32,669,167     $ 32,354,669

Secured long-term debt                                      $  1,052,157     $  1,209,586     $  1,537,587
Unsecured long-term debt                                    $    128,141     $    145,976     $    182,122
Accrued retirement expense                                  $    917,276     $    917,276     $    917,276
LONG-TERM LIABILITIES                                       $  2,097,574     $  2,272,838     $  2,636,985

Common stock                                                $     26,755     $     26,755     $     26,755
Add'l paid-in capital                                       $ 27,286,352     $ 27,286,352     $ 27,286,352
Treasury stock                                              $ (7,645,089)    $ (7,645,089)    $ (7,645,089)
Retained earnings                                           $(31,309,706)    $(31,309,706)    $(31,309,706)
YTD Income/loss                                             $ (3,295,031)    $ (3,358,866)    $ (3,370,710)
TOTAL STOCKHOLDERS' EQUITY                                  $(14,936,719)    $(15,000,554)    $(15,012,398)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                    $ 20,270,696     $ 19,941,451     $ 19,979,256

     Unitel Video, Operating Report for October, 2000 Through January, 2001


OCTOBER                   CASH RECEIPTS AND
                          DISBURSEMENTS                                PAYROLL      NY        MOBILE      PETTY CASH       TOTAL
                          -----------------                            -------   --------     ------      ----------      --------
                        1 Cash-Beginning of Month                      $ (283)   $813,294      $951           $11         $813,973

                          RECEIPTS
                        2 Cash Sales                                                   $0                                       $0
                        3 Accounts Receivable Collections                        $971,477                                 $971,477
                        4 Loans & Advances                                 $0          $0                                       $0
                        5 Sale of Assets                                               $0                                       $0
                        6 Lease & Rental Income                                                                                 $0
                        7 Wages                                                                                                 $0
                        8 Other-Transfers between accounts           $133,075    (133,075)                                      $0

                        9 Total Receipts(Total Lines 2-8)            $133,075    $838,402        $0             -         $971,477

                          DISBURSEMENTS
                       10 Net Payroll                                 $72,287          $0        $0                        $72,287
                       11 Payroll Taxes                               $41,192          $0        $0                        $41,192
                       12 Sales, Use & Other Taxes Paid                            $5,799        $0                         $5,799
                       13 Inventory Purchases                                          $0        $0                             $0
                       14 Mortgage Payments                                            $0        $0                             $0
                       15 Other Secured Note Payments                             $20,555        $0                        $20,555
                       16 Rental & Lease Payments                                $108,875        $0                       $108,875
                       17 Utilities                                               $92,072                                  $92,072
                       18 Insurance                                   $12,479          $0                                  $12,479
                       19 Vehicles Expenses                                          $215        $0                           $215
                       20 Travel                                                       $0                                       $0
                       21 Entertainment                                                $0        $0                             $0
                       22 Repairs & Maintenance                                   $11,108        $0                        $11,108
                       23 Supplies                                               $177,132                   -$878         $176,254
                       24 Advertising                                                                                           $0
                       25 Household Expenses                                                                                    $0
                       26 Charitable Contributions                                                                              $0
                       27 Gifts                                                                                                 $0
                       28 Other (Attach List)                          $9,292     $43,570        $0            $0          $52,862

                       29 Total Lines 10-28                          $135,250    $459,325        $0         -$878         $593,697

                          REORGANIZATION EXPENSES

                       30 Professional Fees-KS,Getzler                           $484,004                                 $484,004
                       31 U.S. Trustee Fees                                       $10,750                                  $10,750
                       32 Other - Bankruptcy Services                              $6,435                                   $6,435

                       33 Total Lines 30-32                                $0    $501,189        $0            $0         $501,189

                       34 Total Disbursements (Line 29-33)           $135,250    $960,514        $0         -$878       $1,094,886

                       35 Net Cash Flow (Line 9- Line 34)             -$2,175   -$122,112        $0           878        -$123,409

                          Reconciling Difference

                       36 CASH-END OF MONTH (LINE 1 + LINE 35)        -$2,459    $691,182      $951           889         $690,564


                       28 OTHER CASH DISBURSEMENTS
                                                                       PAYROLL      NY        MOBILE      PETTY CASH         TOTAL
                                                                       -------   --------     ------      ----------      --------

                          Security                                                $20,073        $0                        $20,073
                          Utility Deposits                                             $0        $0                             $0
                          Equipment Rental                                             $0        $0                             $0
                          Shipping, Postage & Messenger                              $622        $0                           $622
                          Bank Charges                                     $0        $231        $0                           $231
                          Freelancers                                             $10,638        $0                        $10,638
                          401K                                         $9,292          $0        $0                         $9,292
                          Union Dues                                       $0          $0        $0                             $0
                          Perdiems, Airfare, Hotels                                $4,619        $0                         $4,619
                          Equipment R&M, Truck Rentals, Fuel                       $2,457        $0                         $2,457
                          Miscellaneous                                    $0      $4,930                      $0           $4,930

                          TOTAL OTHER CASH DISBURSEMENTS               $9,292     $43,570        $0            $0          $52,862

     Unitel Video, Operating Report for October, 2000 Through January, 2001


NOVEMBER                  CASH RECEIPTS AND
                          DISBURSEMENTS                                PAYROLL      NY        MOBILE      PETTY CASH       TOTAL
                          -----------------                            -------   --------     ------      ----------      --------
                         1 Cash-Beginning of Month                       (2,459)   $691,182      $951        $889         $690,563

                           RECEIPTS
                         2 Cash Sales                                                    $0                                     $0
                         3 Accounts Receivable Collections                         $461,717    $3,565                     $465,282
                         4 Loans & Advances                                  $0          $0                                     $0
                         5 Sale of Assets                                                $0                                     $0
                         6 Lease & Rental Income                                                                                $0
                         7 Wages                                                                                                $0
                         8 Other-Transfers between accounts            $201,988    (201,988)                    -               $0

                         9 Total Receipts(Total Lines 2-8)             $201,988    $259,729    $3,565           -         $465,282

                           DISBURSEMENTS
                        10 Net Payroll                                  $77,534          $0        $0                      $77,534
                        11 Payroll Taxes                                $42,257          $0        $0                      $42,257
                        12 Sales, Use & Other Taxes Paid                                $76        $0                          $76
                        13 Inventory Purchases                                           $0        $0                           $0
                        14 Mortgage Payments                                             $0        $0                           $0
                        15 Other Secured Note Payments                                 $553        $0                         $553
                        16 Rental & Lease Payments                                 $214,774        $0                     $214,774
                        17 Utilities                                                $49,820        $0                      $49,820
                        18 Insurance                                    $11,945      $2,246                                $14,191
                        19 Vehicles Expenses                                           $215        $0                         $215
                        20 Travel                                                                                               $0
                        21 Entertainment                                                 $0        $0                           $0
                        22 Repairs & Maintenance                                    $10,091        $0                      $10,091
                        23 Supplies                                                 $78,730        $0        $115          $78,845
                        24 Advertising                                                                                          $0
                        25 Household Expenses                                                                                   $0
                        26 Charitable Contributions                                                                             $0
                        27 Gifts                                                                                                $0
                        28 Other (Attach List)                           $9,339     $42,682        $0          $0          $52,021

                        29 Total Lines 10-28                           $141,075    $399,188        $0        $115         $540,378
                           REORGANIZATION EXPENSES
                        30 Professional Fees-KS,Getzler                              $6,989        $0                       $6,989
                        31 U.S. Trustee Fees                                             $0                                     $0
                        32 Other - Bankruptcy Services                               $1,814                                 $1,814

                        33 Total Lines 30-32                                 $0      $8,803        $0          $0           $8,803

                        34 Total Disbursements (Line 29-33)            $141,075    $407,991        $0        $115         $549,181

                        35 Net Cash Flow (Line 9- Line 34)              $60,913   -$148,262    $3,565        (115)        -$83,899

                           Reconciling Difference

                        36 CASH-END OF MONTH (LINE 1 + LINE 35)         $58,454    $542,920    $4,516         774         $606,664


                        28 OTHER CASH DISBURSEMENTS
                                                                       PAYROLL      NY        MOBILE      PETTY CASH      TOTAL
                                                                       -------   --------     ------      ----------     --------

                           Security                                              $20,016         $0                      $20,016
                           Utility Deposits                                           $0         $0                           $0
                           Equipment Rental                                                      $0                           $0
                           Shipping, Postage & Messenger                            $761         $0                         $761
                           Bank Charges                                    $0        $80         $0                          $80
                           Freelancers                                            $3,600         $0                       $3,600
                           401K                                        $9,340                    $0                       $9,340
                           Union Dues                                      $0                    $0                           $0
                           Perdiems, Airfare, Hotels                              $1,681         $0                       $1,681
                           Equipment R&M, Truck Rentals, Fuel                     $2,374         $0                       $2,374
                           Miscellaneous                                   $0    $14,170         $0           $0         $14,169

                           TOTAL OTHER CASH DISBURSEMENTS              $9,339    $42,682         $0           $0         $52,021

     Unitel Video, Operating Report for October, 2000 Through January, 2001


DECEMBER                  CASH RECEIPTS AND
                          DISBURSEMENTS                                PAYROLL      NY        MOBILE      PETTY CASH       TOTAL
                          -----------------                            -------   --------     ------      ----------      --------
                         1 Cash-Beginning of Month                       58,454     $542,920  $4,516         $774          $606,664

                           RECEIPTS
                         2 Cash Sales                                                     $0                                     $0
                         3 Accounts Receivable Collections                        $1,081,665                             $1,081,665
                         4 Loans & Advances                                  $0           $0                                     $0
                         5 Sale of Assets                                                 $0                                     $0
                         6 Lease & Rental Income                                                                                 $0
                         7 Wages                                                                                                 $0
                         8 Other-Transfers between accounts            $136,784     (136,784)     $0            -                $0

                         9 Total Receipts(Total Lines 2-8)             $136,784     $944,882      $0            -        $1,081,665

                           DISBURSEMENTS
                        10 Net Payroll                                 $111,495           $0      $0                       $111,495
                        11 Payroll Taxes                                $60,602           $0      $0                        $60,602
                        12 Sales, Use & Other Taxes Paid                              $4,528      $0                         $4,528
                        13 Inventory Purchases                                            $0      $0                             $0
                        14 Mortgage Payments                                              $0      $0                             $0
                        15 Other Secured Note Payments                                  $553      $0                           $553
                        16 Rental & Lease Payments                                  $145,783      $0                       $145,783
                        17 Utilities                                                 $71,058                                $71,058
                        18 Insurance                                    $11,286      $32,374                                $43,659
                        19 Vehicles Expenses                                            $276      $0                           $276
                        20 Travel                                                                                                $0
                        21 Entertainment                                                  $0      $0                             $0
                        22 Repairs & Maintenance                                     $12,090      $0                        $12,090
                        23 Supplies                                                  $61,424                 -$53           $61,371
                        24 Advertising                                                $8,023                                 $8,023
                        25 Household Expenses                                                                                    $0
                        26 Charitable Contributions                                                                              $0
                        27 Gifts                                                                                                 $0
                        28 Other (Attach List)                          $12,992      $35,019      $0           $0           $48,011

                        29 Total Lines 10-28                           $196,375     $371,128      $0         -$53          $567,450
                           REORGANIZATION EXPENSES
                        30 Professional Fees-KS,Getzler                             $479,612                               $479,612
                        31 U.S. Trustee Fees                                              $0                                     $0
                        32 Other - Bankruptcy Services                                $6,439                                 $6,439

                        33 Total Lines 30-32                                 $0     $486,051      $0           $0          $486,051

                        34 Total Disbursements (Line 29-33)            $196,375     $857,179      $0         -$53        $1,053,501

                        35 Net Cash Flow (Line 9- Line 34)             -$59,591       87,702      $0           53            28,164

                           Reconciling Difference

                        36 CASH-END OF MONTH (LINE 1 + LINE 35)         -$1,137     $630,622  $4,516          827          $634,828


                        28 OTHER CASH DISBURSEMENTS

                                                                       PAYROLL      NY        MOBILE      PETTY CASH       TOTAL
                                                                       -------   --------     ------      ----------      --------
                           Security                                              $19,761         $0                       $19,761
                           Utility Deposits                                           $0         $0                            $0
                           Equipment Rental                                                      $0                            $0
                           Shipping, Postage & Messenger                          $1,050         $0                        $1,050
                           Bank Charges                                     $0       $80         $0                           $80
                           Freelancers                                            $5,005         $0                        $5,005
                           401K                                        $12,992                   $0                       $12,992
                           Union Dues                                       $0                   $0                            $0
                           Perdiems, Airfare, Hotels                              $1,243         $0                        $1,243
                           Equipment R&M, Truck Rentals, Fuel                     $3,430         $0                        $3,430
                           Miscellaneous                                    $0    $4,449                       $0          $4,449

                           TOTAL OTHER CASH DISBURSEMENTS              $12,992   $35,019         $0            $0         $48,011

     Unitel Video, Operating Report for October, 2000 Through January, 2001


JANUARY                    CASH RECEIPTS AND
                           DISBURSEMENTS                               PAYROLL      NY        MOBILE      PETTY CASH      TOTAL
                           ------------------                          -------   --------     ------      ----------     --------

                         1 Cash-Beginning of Month                       (1,137) $630,622     $4,516       $827            $634,828

                           RECEIPTS
                         2 Cash Sales                                                  $0                                        $0
                         3 Accounts Receivable Collections                       $797,406                                  $797,406
                         4 Loans & Advances                                  $0        $0                                        $0
                         5 Sale of Assets                                              $0                                        $0
                         6 Lease & Rental Income                                                                                 $0
                         7 Wages                                                                                                 $0
                         8 Other-Transfers between accounts            $143,767  (143,767)        $0         --                  $0

                         9 Total Receipts(Total Lines 2-8)             $143,767  $653,639         $0         --            $797,406

                           DISBURSEMENTS
                        10 Net Payroll                                  $68,072        $0         $0                        $68,072
                        11 Payroll Taxes                                $54,706        $0         $0                        $54,706
                        12 Sales, Use & Other Taxes Paid                              $56         $0                            $56
                        13 Inventory Purchases                                         $0         $0                             $0
                        14 Mortgage Payments                                           $0         $0                             $0
                        15 Other Secured Note Payments                            $55,553         $0                        $55,553
                        16 Rental & Lease Payments                               $163,399         $0                       $163,399
                        17 Utilities                                             $141,535                                  $141,535
                        18 Insurance                                    $12,034   $15,361                                   $27,395
                        19 Vehicles Expenses                                         $387         $0                           $387
                        20 Travel                                                                                                $0
                        21 Entertainment                                               $0         $0                             $0
                        22 Repairs & Maintenance                                   $7,908         $0                         $7,908
                        23 Supplies                                              $128,487                                  $128,487
                        24 Advertising                                                 $0                                        $0
                        25 Household Expenses                                                                                    $0
                        26 Charitable Contributions                                                                              $0
                        27 Gifts                                                                                                 $0
                        28 Other (Attach List)                           $9,976   $67,094        $48         $0             $77,117

                        29 Total Lines 10-28                           $144,787  $579,781        $48         $0            $724,616

                           REORGANIZATION EXPENSES

                        30 Professional Fees-KS,Getzler                          $340,000                                  $340,000
                        31 U.S. Trustee Fees                                      $12,750                                   $12,750
                        32 Other - Bankruptcy Services                            $13,200                                   $13,200

                        33 Total Lines 30-32                                 $0  $365,950         $0         $0            $365,950

                        34 Total Disbursements (Line 29-33)            $144,787  $945,731        $48         $0          $1,090,566

                        35 Net Cash Flow (Line 9- Line 34)              -$1,020  (292,092)      -$48          -            (293,160)

                           Reconciling Difference

                        36 CASH-END OF MONTH (LINE 1 + LINE 35)         -$2,157  $338,530     $4,468        827            $341,668


                        28 OTHER CASH DISBURSEMENTS
                                                                       PAYROLL      NY        MOBILE      PETTY CASH      TOTAL
                                                                       -------   --------     ------      ----------     --------
                           Security                                              $23,129        $0                       $23,129
                           Utility Deposits                                           $0        $0                            $0
                           Equipment Rental                                                     $0                            $0
                           Shipping, Postage & Messenger                            $614        $0                          $614
                           Bank Charges                                      $0     $283       $48                          $331
                           Freelancers                                           $33,146        $0                       $33,146
                           401K                                          $9,976                 $0                        $9,976
                           Union Dues                                        $0                 $0                            $0
                           Perdiems, Airfare, Hotels                              $2,329        $0                        $2,329
                           Equipment R&M, Truck Rentals, Fuel                     $3,018        $0                        $3,018
                           Miscellaneous                                     $0   $4,575                        $0        $4,575

                           TOTAL OTHER CASH DISBURSEMENTS                $9,976  $67,094       $48              $0       $77,117

     Unitel Video, Operating Report for October, 2000 Through January, 2001


        Oct-00
BANK RECONCILIATIONS                                                 Account #1          Account #2           Account #3
--------------------                                                 ----------          ----------           ----------

A  BANK:                                                                Fleet               Fleet               Mellon
B  ACCOUNT NUMBER:                                                   9417-544821         9415-859803           038-5545
C  PURPOSE (TYPE)                                                      Payroll               A/P                  A/P

Balance per Bank Statement                                           $    2,397         $1,468,594             $    4,540
Total Deposits Not Credited
Outstanding Checks                                                   $    3,305         $  777,474             $        0
+/- Other reconciling items (Attach List)                            $    1,551         $        0             $    3,589
Month end balance per books                                             -$2,459         $  691,120             $      951

Number of last check written                                          1981/6261              10345                  42092


                                                     Closed            Closed
BANK RECONCILIATIONS                               Account #5        Account #6       Account #7       Account #8    Account #9
--------------------                               ----------        ----------       ----------       ----------    ----------

A  BANK:                                           Wells Fargo       Wells Fargo    Bank of America     Union BOC     PNC Bank
B  ACCOUNT NUMBER:                                 4159-405224       0290-519198      02177-04548      0720089084   10-0959-6087
C  PURPOSE (TYPE)                                    Payroll             A/P            Burbank            A/P          A/P

Balance per Bank Statement                             $0                $0               $0               $0           $9,919
Total Deposits Not Credited                            $0                $0               $0               $0             $0
Outstanding Checks                                                                                         $0             $0
+/- Other reconciling items (Attach List)                                                 $0               $0             $0
Month end balance per books                            $0                $0               $0               $0           $9,919

Number of last check written


INVESTMENT ACCOUNTS - NONE


CURRENCY ON HAND                                                                                                          $889

TOTAL CASH-END OF MONTH                                                                                               $700,420

     Unitel Video, Operating Report for October, 2000 Through January, 2001

      NOV-00
BANK RECONCILIATIONS                                ACCOUNT #1          ACCOUNT #2          ACCOUNT #3
                                                     --------            --------            --------
A  BANK:                                               Fleet               Fleet               Mellon
B  ACCOUNT NUMBER:                                  9417-544821         9415-859803           038-5545
C  PURPOSE (TYPE)                                     Payroll               A/P                  A/P

Balance per Bank Statement                           $ 42,438            $768,070            $  4,516
Total Deposits Not Credited
Outstanding Checks                                   -$17,567            $225,098            $      0
+/- Other reconciling items (Attach List)            $  1,551            $      0
Month end balance per books                          $ 58,454            $542,973            $  4,516

Number of last check written                         1990/6270              10455               42092

                                         CLOSED              CLOSED
BANK RECONCILIATIONS                   ACCOUNT #5          ACCOUNT #6          ACCOUNT #7          ACCOUNT #8          ACCOUNT #9
                                        --------            --------            --------            --------            --------
A  BANK:                              Wells Fargo         Wells Fargo        Bank of America       Union BOC            PNC Bank
B  ACCOUNT NUMBER:                    4159-405224         0290-519198          02177-04548         0720089084         10-0959-6087
C  PURPOSE (TYPE)                       Payroll               A/P                Burbank              A/P                  A/P

Balance per Bank Statement              $      0            $      0            $      0            $      0            $  9,919
Total Deposits Not Credited             $      0            $      0            $      0            $      0            $      0
Outstanding Checks                                                                                  $      0            $      0
+/- Other reconciling items
  (Attach List)                                                                 $      0            $      0            $      0
Month end balance per books             $      0            $      0            $      0            $      0            $  9,919

Number of last check written


INVESTMENT ACCOUNTS - NONE


CURRENCY ON HAND                                                                                                        $    774

TOTAL CASH-END OF MONTH                                                                                                 $616,636

     Unitel Video, Operating Report for October, 2000 Through January, 2001

      DEC-00
BANK RECONCILIATIONS                                ACCOUNT #1          ACCOUNT #2          ACCOUNT #3
                                                     --------            --------            --------
A  BANK:                                               Fleet               Fleet               Mellon
B  ACCOUNT NUMBER:                                  9417-544821         9415-859803           038-5545
C  PURPOSE (TYPE)                                     Payroll               A/P                  A/P

Balance per Bank Statement                           $ 10,133            $963,097            $  4,516
Total Deposits Not Credited
Outstanding Checks                                   $  9,718            $332,475            $      0
+/- Other reconciling items (Attach List)            $  1,551            $      0
Month end balance per books                           -$1,137            $630,622            $  4,516

Number of last check written                         1995/6277              10557               42092

                                         CLOSED              CLOSED
BANK RECONCILIATIONS                   ACCOUNT #5          ACCOUNT #6          ACCOUNT #7          ACCOUNT #8          ACCOUNT #9
                                        --------            --------            --------            --------            --------
A  BANK:                               Wells Fargo         Wells Fargo       Bank of America       Union BOC            PNC Bank
B  ACCOUNT NUMBER:                     4159-405224         0290-519198         02177-04548         0720089084         10-0959-6087
C  PURPOSE (TYPE)                        Payroll               A/P               Burbank              A/P                  A/P

Balance per Bank Statement              $      0            $      0            $      0            $      0            $  9,919
Total Deposits Not Credited             $      0            $      0            $      0            $      0            $      0
Outstanding Checks                                                                                  $      0            $      0
+/- Other reconciling items
  (Attach List)                                                                 $      0            $      0            $      0
Month end balance per books             $      0            $      0            $      0            $      0            $  9,919

Number of last check written


INVESTMENT ACCOUNTS - NONE


CURRENCY ON HAND                                                                                                        $    827

TOTAL CASH-END OF MONTH                                                                                                 $644,747

      Unitel Video, Operating Report for October, 2000 Through January, 2001

      JAN-01
BANK RECONCILIATIONS                                ACCOUNT #1          ACCOUNT #2           ACCOUNT #3
                                                     --------            --------            --------
A  BANK:                                               Fleet               Fleet               Mellon
B  ACCOUNT NUMBER:                                  9417-544821         9415-859803           038-5545
C  PURPOSE (TYPE)                                     Payroll               A/P                  A/P

Balance per Bank Statement                           $  2,187           $ 739,318            $  4,468
Total Deposits Not Credited
Outstanding Checks                                   $  2,793           $ 400,787            $      0
+/- Other reconciling items (Attach List)            $  1,551           $       0
Month end balance per books                         -$  2,157           $ 338,530            $  4,468

Number of last check written                         1971/6253              10689               42092

                                         CLOSED             CLOSED
BANK RECONCILIATIONS                   ACCOUNT #5          ACCOUNT #6          ACCOUNT #7          ACCOUNT #8          ACCOUNT #9
                                        --------            --------            --------            --------            --------
A  BANK:                              Wells Fargo         Wells Fargo         Bank of America      Union BOC            PNC Bank
B  ACCOUNT NUMBER:                    4159-405224         0290-519198          02177-04548         0720089084          10-0959-6087
C  PURPOSE (TYPE)                       Payroll               A/P                Burbank              A/P                  A/P

Balance per Bank Statement              $      0            $      0            $      0            $      0            $  9,919
Total Deposits Not Credited             $      0            $      0            $      0            $      0            $      0
Outstanding Checks                      $      0            $      0
+/- Other reconciling items
  (Attach List)                         $      0            $      0            $      0
Month end balance per books             $      0            $      0            $      0            $      0            $  9,919

Number of last check written


INVESTMENT ACCOUNTS - NONE


CURRENCY ON HAND                                                                                                        $    827

TOTAL CASH-END OF MONTH                                                                                                 $351,587

      Unitel Video, Operating Report for October, 2000 Through January, 2001

ACCOUNTS RECEIVABLE AGING                                            OCT-00             NOV-00           DEC-00           JAN-01
-------------------------                                            ------             ------           ------           ------
0-30 days old                                                       $ 863,168         $ 596,232        $ 326,151        $ 615,031
31-60 days old                                                      $   6,391         $   4,939        $   8,729        $     783
61-90 days old                                                      $  (2,269)        $      --        $   4,939        $      --
91+ days old                                                        $  41,698         $   5,112        $   5,112        $   8,271
TOTAL ACCOUNTS RECEIVABLE                                           $ 908,988         $ 606,283        $ 344,931        $ 624,085
LESS NON-TRADE A/R                                                  $     294         $     294        $     294        $      --
ACCOUNTS RECEIVABLE (NET)                                           $ 908,694         $ 605,989        $ 344,637        $ 624,085


AGING OF POSTPETITION ACCOUNTS PAYABLE

                        0-30 DAYS              31-60 DAYS           61-90 DAYS             91+ DAYS                  TOTAL
                        ---------              ----------           ----------             --------                  -----
October                 $ 115,754              $   6,528            $ 197,216             $ 641,531                $ 961,029

November                $ 102,644              $  11,588            $   6,528             $ 838,746                $ 959,505

December                $  77,156              $     244            $  11,588             $ 845,256                $ 934,243

January                 $ (56,135)             $   2,683            $       0             $ 888,111                $ 834,658

      Unitel Video, Operating Report for October, 2000 Through January, 2001


STATUS OF POSTPETITION TAXES

                                                                                                                       OCTOBER, 2000

                                                                   AMOUNT
                                               BEGINNING           WITHHELD                             ENDING TAX      DELINQUENT
                                             TAX LIABILITY         ACCRUED          AMOUNT PAID         LIABILITY         TAXES
                                                -------            -------            -------            -------         -------
FEDERAL
Withholding                                                        $18,322            $18,322            $    --
FICA - Employee                                                    $ 7,530            $ 7,530            $    --
FICA - Employer                                                    $ 7,530            $ 7,530            $    --
Unemployment                                                       $    45            $    45            $    --
Income
Other
Total Federal Taxes                                                $33,429            $33,429            $    --
STATE & LOCAL
Withholding                                                        $ 7,254            $ 7,254
Sales                                                                                 $    --            $    --
Excise
Unemployment                                                       $   510            $   510
Real Property                                                      $    --            $    --
Personal Property
Commercial rent tax                                                $    --            $    --
TOTAL STATE AND LOCAL                            $    --           $ 7,763            $ 7,763            $    --
TOTAL TAXES                                      $    --           $41,192            $41,192            $    --




STATUS OF POSTPETITION TAXES

                                                                                                                      NOVEMBER, 2000

                                                                   AMOUNT
                                               BEGINNING           WITHHELD                             ENDING TAX      DELINQUENT
                                             TAX LIABILITY         ACCRUED          AMOUNT PAID         LIABILITY         TAXES
                                                -------            -------            -------            -------         -------
FEDERAL
Withholding                                                         $19,980            $19,980            $    --
FICA - Employee                                                     $ 7,122            $ 7,122            $    --
FICA - Employer                                                     $ 7,122            $ 7,122            $    --
Unemployment                                                        $     1            $     1            $    --
Income
Other
Total Federal Taxes                                                 $34,225            $34,225            $    --
STATE & LOCAL
Withholding                                                         $ 7,817            $ 7,817
Sales                                                                                  $    --            $    --
Excise
Unemployment                                                        $   215            $   215
Real Property                                                       $    --            $    --
Personal Property
Commercial rent tax                                                 $    --            $    --
TOTAL STATE AND LOCAL                            $    --            $ 8,032            $ 8,032            $    --
TOTAL TAXES                                      $    --            $42,257            $42,257            $    --

      Unitel Video, Operating Report for October, 2000 Through January, 2001

STATUS OF POSTPETITION TAXES

                                                                                                                      DECEMBER, 2000

                                                                   AMOUNT
                                               BEGINNING           WITHHELD/                            ENDING TAX      DELINQUENT
                                             TAX LIABILITY         ACCRUED          AMOUNT PAID         LIABILITY         TAXES
                                                -------            -------            -------            -------         -------
FEDERAL
Withholding                                                        $29,557            $29,557            $    --
FICA - Employee                                                    $ 8,446            $ 8,446            $    --
FICA - Employer                                                    $ 8,446            $ 8,446            $    --
Unemployment                                                       $    --            $    --            $    --
Income
Other
Total Federal Taxes                                                $46,449            $46,449            $    --
STATE & LOCAL
Withholding                                                        $11,645            $11,645
Sales                                                              $    --            $    --
Excise
Unemployment                                                       $    --            $    --
Real Property                                                      $    --            $    --
Personal Property
Commercial rent tax                                                $    --            $    --
TOTAL STATE AND LOCAL                            $    --           $11,645            $11,645            $    --
TOTAL TAXES                                      $    --           $58,094            $58,094            $    --



STATUS OF POSTPETITION TAXES

                                                                                                                       JANUARY, 2001

                                                                   AMOUNT
                                               BEGINNING           WITHHELD/                            ENDING TAX      DELINQUENT
                                             TAX LIABILITY         ACCRUED          AMOUNT PAID         LIABILITY         TAXES
                                                -------            -------            -------            -------         -------
FEDERAL
Withholding                                                        $18,091            $18,091            $    --
FICA - Employee                                                    $ 8,855            $ 8,855            $    --
FICA - Employer                                                    $ 8,855            $ 8,855            $    --
Unemployment                                                       $   884            $   884            $    --
Income
Other
Total Federal Taxes                                                $36,684            $36,684            $    --
STATE & LOCAL
Withholding                                                        $ 7,073            $ 7,073
Sales                                                              $    --            $    --
Excise
Unemployment                                                       $ 8,226            $ 8,226
Real Property                                                      $    --            $    --
Personal Property
Commercial rent tax                                                $    --            $    --
TOTAL STATE AND LOCAL                            $    --           $15,299            $15,299            $    --
TOTAL TAXES                                      $    --           $51,983            $51,983            $    --

      Unitel Video, Operating Report for October, 2000 Through January, 2001

                                               PAYMENTS TO INSIDERS AND PROFESSIONALS

                                                              INSIDERS

NAME                                         Position       Type of Payment          Amount Paid           Cumulative Unpaid Balance
----                                         --------       ---------------          -----------           -------------------------
TOTAL PAYMENTS TO INSIDERS                                                           $        --

                                                            PROFESSIONALS

                                                     Date of Court Order
NAME                          Type of Professional   Authorizing Payment        Amount Approved     Amount Paid    Date of Payment
----                          --------------------   -------------------        ---------------     -----------    ---------------
Connolly Bove                      Legal                                                            $ 2,682.73         12/01/00
Getzler & Company                  Interim Mgmt                                                     $ 340,000.00       01/23/01
Kaye Scholer                       Legal                                                            $ 472,495.00       10/31/00
Kaye Scholer                       Legal                                                            $ 339,192.00       12/27/00
Rosenman & Colin                   Legal                                                            $ 129,809.00       12/27/00

ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR              SCHEDULED MONTHLY             AMOUNTS PAID DURING MONTH         TOTAL UNPAID POSTPETITION
----------------              -----------------             -------------------------         -------------------------
Heller Financial                      Oct interest                    $36,639
                                      Nov interest                    $37,589
                                      Dec interest                    $31,642
                                      Jan interest                    $40,684
Bear Stearns                                                 approx $111K per month

      Unitel Video, Operating Report for October, 2000 Through January, 2001

QUESTIONNAIRE
                                                                                                                   YES       NO
                                                                                                                   ---       --
1. Have any assets been sold or transferred outside the normal course of business this reporting period?            X
2. Have any funds been disbursed from any account other than a debtor in possession account?                                 X
3. Are any postpetition receivables (accounts, notes or loans) due from related parties?                                     X
4. Have any payments been made on prepetition liabilities this reporting period?                                             X
5. Have any postpetition loans been received by the debtor from any party?                                          X
6. Are any postpetition payroll taxes past due?                                                                              X
7. Are any postpetition state or federal income taxes past due?                                                              X
8. Are any postpetition real estate taxes past due?                                                                          X
9. Are any other postpetition taxes past due?                                                                                X
10. Are any amounts owed to postpetition creditors past due?                                                        X
11. Have any prepetition taxes been paid during the reporting period?                                                        X
12. Are any wage payments past due?                                                                                          X


INSURANCE
                                                                                                                   YES       NO
                                                                                                                   ---       --
1. Are worker's compensation, general liability and other necessary insurance coverages in effect?                  X
2. Are all premium payments paid current?                                                                           X
3. Please itemize policies below

                               INSURANCE POLICIES

                   TYPE OF INSURANCE

Directors & Officers Liability; Misc. Professional
Property Policy

General liability; auto disability; mobile liability;
Travel accident

                         BROKER

ARC Excess & Surplus, LLC - financing through AI
FM Global -- financing through AFCO

SCS Agency
HG Enterprises

                        PAYMENT

$6,725 monthly through 3/00; expires 6/00
Down payment -- $34,449; 7 installments of $11,849

9 payments of $10,113 commencing 12-3-99;
Renewed through 11/00

      Unitel Video, Operating Report for October, 2000 Through January, 2001

                                                                           PERSONNEL - October, 2000   PERSONNEL - November, 2000
                                                                           ------------------------     -----------------------
                                                                           FULL TIME      PART TIME     FULL TIME     PART TIME
1. Total number of employees at beginning of period                            20             3            20             5
2. Number of employees hired during the period                                                2             0             1
3. Number of employees terminated or resigned during the period                                             0             2
4. Total number of employees on payroll at end of period                       20             5            20             4

                                                                           PERSONNEL - December, 2000  PERSONNEL - January, 2001
                                                                           ------------------------     -----------------------
                                                                           FULL TIME      PART TIME     FULL TIME     PART TIME
1. Total number of employees at beginning of period                            20             4            20             3
2. Number of employees hired during the period                                                0
3. Number of employees terminated or resigned during the period                               1
4. Total number of employees on payroll at end of period                       20             3            20             3



       CHANGE OF ADDRESS
       -----------------

Mailing address has not changed

      Unitel Video, Operating Report for October, 2000 Through January, 2001

October
                       FLEET OPERATING BANK RECONCILIATION

BALANCE PER BOOKS 10/31/2000                                       $  691,119.81

ADD O/S CHECKS                                                     $  777,474.41

ADJUSTED BANK BALANCE                                              $          --

BALANCE PER BANK AS ON 10/31/2000                                  $1,468,594.22

DIFFERENCE                                                         $          --

Outstanding Check List:

CK #                                                                 AMOUNT
----                                                                 ------
          8132                                                       $  8,741.22
          8206                                                       $    474.00
          8297                                                       $     17.94
          8318                                                       $    104.20
          8416                                                       $     47.50
          9032                                                       $    273.15
          9176                                                       $ 66,400.42
          9277                                                       $    500.00
          9308                                                       $    232.46
         10071                                                       $    378.66
         10099                                                       $  1,207.76
         10196                                                       $     61.00
         10274                                                       $  3,640.45
         10275                                                       $     62.68
         10295                                                       $    217.80
         10300                                                       $     75.00
         10301                                                       $    488.72
         10307                                                       $    111.73
         10308                                                       $    232.67
         10309                                                       $    300.00
         10310                                                       $  4,500.00
         10311                                                       $  1,946.55
         10312                                                       $  1,370.93
         10313                                                       $    215.00
         10314                                                       $     47.09
         10315                                                       $    155.00
         10316                                                       $  3,773.99
         10317                                                       $    102.84
         10318                                                       $  2,700.00
         10320                                                       $  5,264.23
         10321                                                       $  2,533.05
         10322                                                       $     11.56
         10323                                                       $    325.00
         10324                                                       $    373.00
         10326                                                       $  3,899.34
         10327                                                       $  3,744.83
         10328                                                       $  1,156.25
         10330                                                       $    270.62
         10331                                                       $  2,400.00
         10333                                                       $ 13,951.54
         10334                                                       $  3,808.60
         10335                                                       $  4,773.78
         10336                                                       $125,682.13
         10337                                                       $ 20,503.37
         10338                                                       $  6,188.93
         10339                                                       $  1,637.72
         10340                                                       $  5,318.65
         10341                                                       $  4,640.97
         10342                                                       $121,898.53
         10343                                                       $142,774.88
         10344                                                       $136,412.19
         10345                                                       $ 71,411.07
Service charge                                                       $    115.41




TOTAL                                                                $777,474.41
                                                                     -----------

     Unitel Video, Operating Report for October, 2000 Through January, 2001

NOVEMBER

                       FLEET OPERATING BANK RECONCILIATION

BALANCE PER BOOKS 11/30/2000                                         $542,972.86

ADD O/S CHECKS                                                       $225,097.63

ADJUSTED BANK BALANCE                                                $        --

BALANCE PER BANK AS ON 11/30/2000                                    $768,070.49

DIFFERENCE                                                           $        --

Outstanding Check List:

CK #                                                                 AMOUNT
----                                                                 ------
          8132                                                       $  8,741.22
          8206                                                       $    474.00
          8297                                                       $     17.94
          8318                                                       $    104.20
          8416                                                       $     47.50
          9032                                                       $    273.15
          9176                                                       $ 66,400.42
          9277                                                       $    500.00
          9308                                                       $    232.46
         10099                                                       $  1,207.76
         10275                                                       $     62.68
         10394                                                       $    148.50
         10395                                                       $     78.41
         10396                                                       $     39.65
         10400                                                       $    735.84
         10401                                                       $    420.00
         10403                                                       $    276.00
         10404                                                       $    553.05
         10405                                                       $    132.00
         10407                                                       $    122.94
         10408                                                       $ 10,478.53
         10414                                                       $     24.00
         10415                                                       $    449.00
         10422                                                       $  5,000.00
         10424                                                       $  7,495.23
         10425                                                       $    421.34
         10426                                                       $    270.62
         10427                                                       $  1,367.24
         10428                                                       $    170.10
         10429                                                       $     18.40
         10430                                                       $  1,597.52
         10431                                                       $      9.31
         10432                                                       $     36.81
         10433                                                       $  6,188.93
         10434                                                       $  3,600.00
         10435                                                       $  1,500.00
         10436                                                       $  2,685.32
         10437                                                       $     53.87
         10438                                                       $    350.00
         10439                                                       $     95.30
         10440                                                       $    103.02
         10441                                                       $  3,726.13
         10442                                                       $     86.00
         10443                                                       $ 78,930.67
         10444                                                       $  3,703.65
         10445                                                       $     47.88
         10446                                                       $  1,250.00
         10447                                                       $    583.58
         10448                                                       $  1,500.00
         10449                                                       $  3,360.00
         10450                                                       $    215.00
         10451                                                       $  1,410.00
         10452                                                       $  2,320.12
         10453                                                       $      4.82
         10455                                                       $  5,477.52


TOTAL                                                                $225,097.63

      Unitel Video, Operating Report for October, 2000 Through January, 2001

DECEMBER

                       FLEET OPERATING BANK RECONCILIATION

BALANCE PER BOOKS 12/31/2000                                       $  813,294.69

ADD O/S CHECKS                                                     $  332,474.76

ADJUSTED BANK BALANCE                                              $          --

BALANCE PER BANK AS ON 12/31/2000                                  $1,145,769.45

DIFFERENCE                                                         $          --

Outstanding Check List:

CK #                                                                 AMOUNT
----                                                                 ------
          8132                                                       $  8,741.22
          8206                                                       $    474.00
          8297                                                       $     17.94
          8318                                                       $    104.20
          8416                                                       $     47.50
          9032                                                       $    273.15
          9176                                                       $ 66,400.42
          9277                                                       $    500.00
          9308                                                       $    232.46
         10275                                                       $     62.68
         10405                                                       $    132.00
         10461                                                       $ 29,831.00
         10508                                                       $    737.36
         10513                                                       $    111.00
         10514                                                       $    256.47
         10517                                                       $  5,005.00
         10518                                                       $    190.00
         10520                                                       $    330.21
         10521                                                       $      5.73
         10525                                                       $  1,500.00
         10532                                                       $  3,023.60
         10534                                                       $  2,435.63
         10535                                                       $    717.31
         10537                                                       $  2,246.12
         10538                                                       $  7,861.12
         10539                                                       $    215.00
         10540                                                       $  1,394.04
         10541                                                       $ 53,171.15
         10542                                                       $  2,285.28
         10543                                                       $  2,724.50
         10544                                                       $  5,543.46
         10545                                                       $    676.56
         10546                                                       $    290.65
         10547                                                       $    135.55
         10548                                                       $     57.09
         10549                                                       $  1,336.51
         10550                                                       $    162.61
         10551                                                       $  2,754.19
         10552                                                       $    422.17
         10554                                                       $    260.88
         10557                                                       $129,809.00


TOTAL                                                                $332,474.76

     Unitel Video, Operating Report for October, 2000 Through January, 2001

JANUARY

                       FLEET OPERATING BANK RECONCILIATION

BALANCE PER BOOKS 01/31/2001                                       $  739,317.75

ADD O/S CHECKS                                                     $  400,787.40

ADJUSTED BANK BALANCE                                              $          --

BALANCE PER BANK AS ON 01/31/2001                                  $1,140,105.15

DIFFERENCE                                                         $          --

Outstanding Check List:

CK #                                                                 AMOUNT
----                                                                 ------
          8132                                                       $  8,741.22
          8206                                                       $    474.00
          8297                                                       $     17.94
          8318                                                       $    104.20
          8416                                                       $     47.50
          9032                                                       $    273.15
          9176                                                       $ 66,400.42
          9277                                                       $    500.00
          9308                                                       $    232.46
         10517                                                       $  5,005.00
         10617                                                       $  3,532.20
         10637                                                       $ 14,235.00
         10641                                                       $    150.00
         10643                                                       $    383.75
         10647                                                       $ 28,345.83
         10650                                                       $     90.79
         10656                                                       $    105.25
         10657                                                       $    676.56
         10659                                                       $    567.60
         10660                                                       $     36.81
         10661                                                       $     64.63
         10663                                                       $ 55,000.00
         10664                                                       $ 11,083.48
         10666                                                       $ 34,754.71
         10667                                                       $ 38,531.67
         10668                                                       $  3,445.22
         10669                                                       $    166.28
         10670                                                       $  4,063.24
         10671                                                       $    635.00
         10672                                                       $    175.91
         10673                                                       $    558.23
         10674                                                       $ 38,333.33
         10675                                                       $ 53,131.93
         10676                                                       $    846.79
         10679                                                       $ 16,800.00
         10682                                                       $      9.62
         10683                                                       $  1,636.57
         10684                                                       $    795.63
         10685                                                       $    325.00
         10686                                                       $    120.50
         10687                                                       $  1,800.00
         10688                                                       $    450.00
         10689                                                       $  8,024.57
Service charges                                                      $    115.41


TOTAL                                                                $400,787.40

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 3

                                                                     9417-544821

                                                             STATEMENT DATE
                                                                 10/31/00
                                                                QUESTIONS?
                                                            CALL OUR BUSINESS
                                                            BANKING CENTER AT
116                                                           1-800-PARTNER
                                                             (1-800-727-8637)


                                                          Cash Reserve Payment
UNITEL VIDEO INC.                         CY               [              ]
PAYROLL
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     17 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                      Hartford, CT 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS        INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9417-544821      3107.17       133808.39            134518.38                .00                 .00          2397.18
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 09/30/00 THROUGH 10/31/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
     DATE           DEBITS (-)   CREDITS (+)    DESCRIPTION

     10-05                        67,187.96     WIRE INTERNAL BOOK TRANS CR
                                                10/05/00   014452
                                                9999001005014452
                                                2000100502242NTR
                                                UNITEL VIDEO INC
     10-05          20,087.28                   PREAUTHORIZED DDA DEBIT
                                                ADP TX/FINCL   ADP - TAX
                                                001005 94K1H 100640A01
                                                UNITEL VIDEO INC
                                                020002790446307            CCD
     10-05             657.34                   PREAUTHORIZED DDA DEBIT
                                                ADP TX/FINCL   ADP - TAX
                                                001005 94K1H 100640B02
                                                UNITEL VIDEO INC
                                                020002790445799            CCD
     10-06          30,755.81                   PREAUTHORIZED DDA DEBIT
                                                UNITEL VIDEO   PAYROLL
                                                402053 K1HA01231713238
                                                UNITEL VIDEO INC
                                                020002789028682            PPD
     10-18                           321.06     RETURNED CHECK

     10-18                           412.39     RETURNED CHECK

--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            CASH RESERVE PAYMENT
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach            Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

DATE      DEBITS (-)    CREDITS (+)   DESCRIPTION
10-19                    65,886.98    WIRE INTERNAL BOOK TRANS CR
                                      10/19/00 020065
                                      9999001019020065
                                      2000101902728NTR
                                      UNITEL VIDEO INC
10-19     21,104.67                   PREAUTHORIZED DDA DEBIT
                                      ADP TX/FINCL     ADP - TAX
                                      001019 94K1H 102042A01
                                      UNITEL VIDEO INC
                                      020002938377897             CCD
10-19      1,789.70                   PREAUTHORIZED DDAP DEBIT
                                      ADP TX/FINCL     ADP - TAX
                                      001019 94K1H 102042B02
                                      UNITEL VIDEO INC
                                      020002938377397             CCD
10-20     30,539.62                   PREAUTHORIZED DDA DEBIT
                                      UNITEL VIDEO     PAYROLL
                                      422045 K1HA01231713238
                                      UNITEL VIDEO INC
                                      020002927297694             PPD

-------------------------------------------------------------------------------
 - CHECKS POSTED -              - CHECKS POSTED -             - CHECKS POSTED -
-------------------------------------------------------------------------------

DATE   CHECK    AMOUNT        DATE   CHECK     AMOUNT     DATE  CHECK    AMOUNT
         NO.                           NO.                        NO.
10-06  1972     799.77        10-24   1979     599.49     10-13  6255  9,704.70
10-10  1973   1,286.85        10-23   1980     976.38     10-12  6256    676.83
10-17  1974     321.06        10-24   1981   1,193.13     10-27  6257    150.38
10-06  1975     880.17        10-04   6252*    121.68     10-26  6259*   270.01
10-12  1976     438.22        10-17   6253     412.39     10-25  6260  4,576.90
10-23  1977     547.14        10-10   6254   4,715.20     10-30  6261    411.18
10-23  1978   1,502.48

            *  DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
     Notice:  See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                                     Hartford, CT 06115-0-0456

                                     detach
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------
                          -- DAILY BALANCE SUMMARY --
--------------------------------------------------------------------------------
DATE         BALANCE           DATE         BALANCE         DATE       BALANCE
10-04          2,985.49         10-17          562.170D      10-24      7,805.65
10-05         49,428.83         10-18          171.28        10-25      3,228.75
10-06         16,993.08         10-19       43,163.89        10-26      2,958.74
10-10         10,991.03         10-20       12,624.27        10-27      2,808.36
10-12          9,875.98         10-23        9,598.27        10-30      2,397.18
10-13            171.28
-------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 4

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                 10/31/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER
                                                             (1-800-727-8637)


                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     107 ENCLOSED ITEMS       FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                      Hartford, CT 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,       INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9415-859803    1041433.92      971477.99            544317.69                .00                 .00          1468594.22
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 09/30/00 THROUGH 10/31/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

          DATE     DEBITS (-)     CREDITS (+)    DESCRIPTION

           10-03       30.41                     PREAUTHORIZED DDA DEBIT
                                                 NDPS         NDPSSTLMNT
                                                 200010 8788000152756
                                                 UNITEL NY
                                                 020002777730626     CCD

           10-03       25.00                     PREAUTHORIZED DDA DEBIT
                                                 NDPS         NDPSSTLMNT
                                                 200010 8788000152772
                                                 UNITEL POST 38
                                                 020002777730807     CCD

           10-03       25.00                     PREAUTHORIZED DDA DEBIT
                                                 NDPS         NDPSSTLMNT
                                                 200010 8788000152798
                                                 EDITEL-LA
                                                 020002777730627     CCD

           10-04                  58,717.97      WIRE INCOMING FED
                                                 10/04/00 018557
                                                 9999001004018557
                                                 19171
                                                 MELLON BANK N.A.

           10-05   67,187.96                     REPETITIVE IBT VIA PC
                                                 10/05/00 014452
                                                 9999001005014452
                                                 2000100502242NTR
                                                 UNITEL VIDEO INC


--------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                          Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach            Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

      DATE    DEBITS (-)     CREDITS (+)      DESCRIPTION
 10-06                       84,477.12        WIRE INCOMING FED
                                              10/06/00 014974
                                              9999001006014974
                                              14110
                                              MELLON BANK N.A.

10-06                        58,717.97        WIRE INCOMING FED
                                              10/06/00 019982
                                              9999001006019982
                                              21648
                                              MELLON BANK N.A.

10-13                        41,613.00        WIRE INCOMING FED
                                              10/13/00 020590
                                              9999001013020590
                                              22922
                                              MELLON BANK N.A.

10-16            35.00                        PRIOR MONTH SERVICE CHARGE
10-18                        64,863.12        WIRE INCOMING FED
                                              10/18/00 015879
                                              9999001018015879
                                              17822
                                              MELLON BANK N.A.

10-19        65,886.98                        REPETITIVE IBT VIA PC
                                              10/19/00 020065
                                              9999001019020065
                                              2000101902728NTR
                                              UNITEL VIDEO INC

10-20                        43,281.27        WIRE INCOMING FED
                                              10/20/00 020272
                                              9999001020020272
                                              20698
                                              MELLON BANK N.A.


-------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                         Please remit to:
     SUITE 1240                                                     FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach            Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
       DATE           DEBITS (-)     CREDITS (+)    DESCRIPTION

       10-20                           10.00        PREAUTHORIZED DDA CREDIT
                                                    AMERICAN EXP   SETTLEMENT
                                                    001020 6316930411
                                                    UNITEL VIDEO6316930411
                                                    020002948531502          CCD
       10-27                       68,951.54        BUSINESS DEPOSIT
       10-30                      550,846.00        WIRE INCOMING FED
                                                    10/30/00 017193
                                                    9999001030017193
                                                    16881
                                                    MELLON BANK N.A.

-------------------------------------------------------------------------------------------------------------
    -- CHECKS POSTED --                      -- CHECKS POSTED --                    -- CHECKS POSTED --
-------------------------------------------------------------------------------------------------------------
DATE     CHECK NO.     AMOUNT          DATE     CHECK NO.     AMOUNT          DATE     CHECK NO.     AMOUNT
10-05     10088         62.54          10-02     10207      7,982.36          10-20     10227        208.76
10-06     10147*    38,333.33          10-02     10208      3,476.32          10-11     10228         84.03
10-10     10174*       368.64          10-02     10211*     1,224.48          10-13     10229      4,138.54
10-06     10178*     3,992.32          10-02     10212     54,232.00          10-10     10230        825.00
10-06     10179        243.56          10-03     10213      2,295.00          10-10     10231     41,973.14
10-03     10181*       260.00          10-06     10214        420.00          10-10     10232        103.93
10-03     10183*       350.00          10-02     10215      2,777.48          10-12     10233        498.00
10-11     10189*     3,000,00          10-05     10216         57.09          10-18     10234        263.11
10-06     10195*     4,322.42          10-03     10217      6,665.89          10-10     10235      2,346.39
10-02     10198*       465.12          10-03     10218      1,959.18          10-11     10236      1,294.87
10-02     10199        244.00          10-05     10219        227.30          10-16     10237        100.00
10-03     10200        415.12          10-06     10220      8,612.37          10-10     10238        428.89
10-04     10201        215.00          10-06     10221      4,010.67          10-17     10239        375.00
10-03     10202        206.85          10-13     10222        104.38          10-13     10240         81.08
10-02     10203        581.19          10-18     10223        480.00          10-13     10241         89.70
10-02     10204      1,585.54          10-16     10224        807.68          10-12     10242        107.21
10-03     10205      8,170.85          10-10     10225        292.13          10-13     10243        617.38
10-02     10206      5,567.34          10-10     10226      1,250.00          10-11     10244        906.65

                                                                                CONTINUED
-------------------------------------------------------------------------------------------------------------

     Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 4 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            CASH RESERVE PAYMENT
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach            Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------

     - CHECKS POSTED -             - CHECKS POSTED -             - CHECKS POSTED -
---------------------------------------------------------------------------------------
DATE   CHECK NO.     AMOUNT   DATE   CHECK NO.     AMOUNT   DATE   CHECK NO.     AMOUNT
10-17    10245       445.85   10-19    10263       433.49   10-27    10283        24.00
10-12    10246       796.00   10-18    10264       154.17   10-24    10284       553.05
10-10    10247        48.00   10-26    10265       350.00   10-25    10285       449.00
10-11    10248        65.66   10-19    10266       273.44   10-24    10286         9.53
10-11    10249     4,485.00   10-17    10267     3,187.50   10-26    10287        97.26
10-19    10250       102.84   10-16    10268     1,500.00   10-25    10288        86.44
10-23    10251        58.00   10-18    10269     4,417.07   10-25    10289        73.10
10-13    10252     8,623.20   10-18    10270       691.00   10-25    10290    42,713.48
10-20    10253       472.81   10-25    10271    13,914.00   10-25    10291    10,750.00
10-18    10254       392.40   10-23    10272        55.29   10-23    10292       150.12
10-23    10255     2,010.92   10-20    10273     8,207.52   10-25    10293     2,388.00
10-18    10256     3,964.26   10-30    10276*      389.50   10-30    10294       250.00
10-20    10257       472.81   10-23    10277     1,875.00   10-26    10296*      194.53
10-18    10258       273.36   10-23    10278       392.39   10-23    10297       933.39
10-17    10259        97.43   10-25    10279    38,333.33   10-25    10298    13,914.00
10-19    10260     1,120.40   10-23    10280     3,453.18   10-27    10299     8,501.96
10-17    10261        64.63   10-25    10281       174.39   10-31    10332*      594.30
10-16    10262     2,400.00   10-23    10282     6,050.51

               *  DENOTES SEQUENCE BREAK

---------------------------------------------------------------------------------------
                               - DAILY BALANCE SUMMARY -
---------------------------------------------------------------------------------------
DATE                BALANCE   DATE                BALANCE   DATE                BALANCE
10-02            963,298.09   10-12             958,249.75   10-23           982,556.55
10-03            942,894.79   10-13             986,208.47   10-24           981,993.97
10-04          1,001,397.76   10-16             981,365.79   10-25           859,198.23
10-05            933,862.87   10-17             977,195.38   10-26           858,556.44
10-06          1,017,123.29   10-18           1,031,423.13   10-27           918,982.02
10-10            969,487.17   10-19             963,605.98   10-30         1,469,188.52
10-11            959,650.96   10-20             997,535.35   10-31         1,468,594.22


--------------------------------------------------------------------------------

     Notice: See reverse side for important information

Checking 25                                                      [PNC BANK LOGO]
PNC Bank


FOR THE PERIOD 10/21/2000 TO 11/20/2000   Primary account number: 10-0959-6087

UNITEL MOBILE VIDEO                       Page 1 of 1
555 W 57TH ST 12TH FL                     Number of enclosures: 0
NEW YORK NY 10019                         [graphic] For 24-hour customer
                                          service or current rates:
                                          Call 1-877-BUS-BNKG

                                          [graphic] Write to: Customer Service
                                          PO Box 609
                                          Pittsburgh, PA 15230-9738

                                          [graphic] Visit us at www.pncbank.com

                                          [graphic] TDD terminal: 1-800-531-1648
                                          For hearing impaired clients only

--------------------------------------------------------------------------------
CHECKING 25 SUMMARY                                         Unitel Mobile Video

Account number: 10-0959-6087  Tax ID number: 23-1713238
                              Account Link(R) number: 0231713238

-------------------------------------------------------------------------------------------------------------------
BALANCE SUMMARY
                    Beginning           Deposits and        Checks and other              Ending
                      balance        other additions              deductions              balance
                     9,918.96                   0.00                    0.00             9,918.96


                                                              Average ledger    Average collected
                                                                     balance              balance

                                                                    9,918.96             9,918.96

-------------------------------------------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS                              CHECKS AND OTHER DEDUCTIONS

Total                       0                   0.00      Total                                 0              0.00

[MELLON BANK LOGO]
Business Checking


MELLON BANK NA
WESTERN REGION
CRAFTON-INGRAM SHOPPING CTR
800-527-1800



UNITEL MOBILE VIDEO A DIV OF       100
UNITEL VIDEO INC                    95
555 W 57TH ST
NEW YORK NY 10019-2925




                                                           PAGE:   1
                                                 ACCOUNT NUMBER:   038-5545
                                                 STATEMENT FROM:   SEP 29, 2000
                                                             TO:   OCT 31, 2000
    0                                                        BZ            0
-------------------------------------------------------------------------------
Account Summary
-------------------------------------------------------------------------------

ACTIVITY                           ITEMS               DOLLAR SUBTOTALS         DOLLAR TOTALS

OPENING BALANCE                                                                      4,564.12
     DEPOSITS                        0                              .00
     OTHER CREDITS                   0                              .00
TOTAL CREDITS                        0                                                    .00

     CHECKS PAID                     0                              .00
     SERVICE CHARGES                 1                            24.00
     OTHER DEBITS                    0                              .00
TOTAL DEBITS                         1                                                  24.00

CLOSING BALANCE                                                                      4,540.12

-------------------------------------------------------------------------------
Daily Transactions
-------------------------------------------------------------------------------

DATE      TRANSACTION DESCRIPTION                         CHECKS/DEBITS      DEPOSITS/CREDITS

09-29     CLOSING BALANCE PREVIOUS STATEMENT.........................................4,564.12

10-31     SERVICE CHARGE                                          24.00

                              CLOSING BALANCE                               4,540.12
                                              ------------------------------

--------------------------------------------------------------------------------
Service Charge Detail
--------------------------------------------------------------------------------

SERVICE DESCRIPTION                                                                    CHARGE

CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II......................................................................24.00

TOTAL SERVICE CHARGES...................................................................24.00

-------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 3

                                                                     9417-544821

                                                             STATEMENT DATE
                                                                 11/30/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER


                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
PAYROLL
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     19 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                      Hartford, CT 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS        INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9417-544821      2397.18       201988.06            161947.36                .00                 .00         42437.88
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 11/01/00 THROUGH 11/30/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
   Date      Debits (-)     Credits (+)    Description

   11-02                    68,303.46      WIRE INTERNAL BOOK TRANS CR
                                           11/02/00  020030
                                           9999001102020030
                                           2000110203019NTR
                                           UNITEL VIDEO INC

   11-02     22,048.70                     PREAUTHORIZED DDA DEBIT
                                           ADP TX/FINCL    ADP - TAX
                                           001102 94K1H 110344A01
                                           UNITEL VIDEO INC
                                           020003078558104        CCD

   11-02      1,331.14                     PREAUTHORIZED - DDA DEBIT
                                           ADP TX/FINCL    ADP - TAX
                                           001102 94K1H 110344B02
                                           UNITEL VIDEO INC
                                           020003078557621       CCD

   11-03     33,371.04                     PREAUTHORIZED DDA DEBIT
                                           UNITEL VIDEO PAYROLL
                                           442056 K1HA01231713238
                                           UNITEL VIDEO INC
                                           020003066851403     PPD

   11-10                     2,000.00      WIRE INTERNAL BOOK TRANS  CR
                                           11/10/00 014939
                                           9999001110014939
                                           2000111002286NTR
                                           UNITEL VIDEO INC

--------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   11/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach              Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 11/01/00 THROUGH 11/30/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

DATE              DEBITS (-)   CREDITS (+)     DESCRIPTION
11-16                          70,864.48       WIRE INTERNAL BOOK TRANS CR
                                               11/16/00 020537
                                               9999001116020537
                                               2000111603090NTR
                                               UNITEL VIDEO INC
11-16           20,207.86                      PREAUTHORIZED DDA DEBIT
                                               ADP TX/FINCL  ADP -- TAX
                                               001116 94K1H 111746A01
                                               UNITEL VIDEO INC
                                               020003217303921        CCD
11-16            1,193.14                      PREAUTHORIZED DDA DEBIT
                                               ADP TX/FINCL  ADP -- TAX
                                               001116 94K1H 111746B02
                                               UNITEL VIDEO INC
                                               020003217303422        CCD
11-17           31,999.17                      PREAUTHORIZED DDA DEBIT
                                               UNITEL VIDEO PAYROLL
                                               462048 K1HA01231713238
                                               UNITEL VIDEO INC
                                               020003206138980        PPD
11-30                          60,820.12       WIRE INTERNAL BOOK TRANS CR
                                               11/30/00 005875
                                               9999001130005875
                                               2000113000391NTR
                                               UNITEL VIDEO INC
11-30           18,215.79                      PREAUTHORIZED DDA DEBIT
                                               ADP TX/FINCL  ADP -- TAX
                                               001130 94K1H 120148A01
                                               UNITEL VIDEO INC
                                               020003355749601        CCD
-------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   11/30/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach             Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 11/01/00 THROUGH 11/30/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

DATE      DEBITS (-)    CREDITS (+)   DESCRIPTION
11-30        657.34                   PREAUTHORIZED DDA DEBIT
                                      ADP TX/FINCL     ADP - TAX
                                      001130 94K1H 120148B02
                                      UNITEL VIDEO INC
                                      020003355749054             CCD

-------------------------------------------------------------------------------
 - CHECKS POSTED -              - CHECKS POSTED -             - CHECKS POSTED -
-------------------------------------------------------------------------------

DATE   CHECK    AMOUNT        DATE   CHECK     AMOUNT     DATE  CHECK    AMOUNT
         NO.                           NO.                        NO.
11-03  1982     729.93        11-17   1989     880.17     11-28  6265    720.51
11-06  1983   1,617.94        11-29   1990     795.42     11-28  6266  9,598.00
11-07  1984   1,398.80        11-02   6258*  1,265.83     11-24  6267  4,612.94
11-03  1985     880.17        11-07   6262*  4,726.66     11-29  6268    388.80
11-06  1986     887.42        11-07   6263     321.06     11-28  6269    583.71
11-17  1987     628.39        11-27   6264   1,237.95     11-29  6270    412.39
11-20  1988   1,237.09

            *  DENOTES SEQUENCE BREAK


--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE          BALANCE            DATE         BALANCE        DATE        BALANCE
11-02       46,054.97            11-16      53,585.43        11-27     12,989.72
11-03       11,073.83            11-17      20,077.70        11-28      2,087.50
11-06        8,568.47            11-20      18,840.61        11-29        490.89
11-07        2,121.95            11-24      14,227.67        11-30     42,437.88
11-10        4,121.95

--------------------------------------------------------------------------------
     Notice:  See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   11/30/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                          Please remit to:
     SUITE 1240                       101 ENCLOSED ITEMS           FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach              Hartford, CT 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,       INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9415-859803      1468594.22      461716.98          1162240.71                .00                 .00          768070.49
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803   COMMERCIAL CHECKING   PERIOD 11/01/00 THROUGH 11/30/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

DATE              DEBITS (-)   CREDITS (+)     DESCRIPTION
11-01                          68,303.46       WIRE INCOMING FED
                                               11/01/00 021142
                                               9999001101021142
                                               22145
                                               MELLON BANK N.A.
11-02           68,303.46                      REPETITIVE IBT VIA PC
                                               11/02/00 020030
                                               9999001102020030
                                               2000110203019NTR
                                               UNITEL VIDEO INC
11-02               30.41                      PREAUTHORIZED DDA DEBIT
                                               NDPS           NDPSSTLMNT
                                               200011 8788000152756
                                               UNITEL NY
                                               020003078256605        CCD
11-02               25.00                      PREAUTHORIZED DDA DEBIT
                                               NDPS            NDPSSTLMNT
                                               200011 8788000152772
                                               UNITEL POST 38
                                               020003078256736        CCD
11-02               25.00                      PREAUTHORIZED DDA DEBIT
                                               NDPS            NDPSSTLMNT
                                               200011 8788000152798
                                               EDITEL-LA
                                               020003078256606        CCD

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   11/30/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
                                                  CY        /                  /
     UNITEL VIDEO INC                                           Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach              Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 11/01/00 THROUGH 11/30/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

          DATE     DEBITS (-)     CREDITS (+)    DESCRIPTION

           11-03                  125,791.00     WIRE INCOMING FED
                                                 11/03/00 019497
                                                 9999001103019497
                                                 19886
                                                 MELLON BANK N.A.

           11-10                   63,904.66     WIRE INCOMING FED
                                                 11/10/00 019645
                                                 9999001110019645
                                                 21144
                                                 MELLON BANK N.A.

           11-10    2,000.00                     REPETITIVE IBT VIA PC
                                                 11/10/00 014939
                                                 9999001110014939
                                                 2000111002286NTR
                                                 UNITEL VIDEO INC

           11-15                  62,524.76      WIRE INCOMING FED
                                                 10/15/00 021363
                                                 9999001115021363
                                                 23243
                                                 MELLON BANK N.A.

           11-16   70,864.48                     REPETITIVE IBT VIA PC
                                                 11/16/00 020537
                                                 9999001116020537
                                                 2000111603090NTR
                                                 UNITEL VIDEO INC

           11-27                  80,682.01      WIRE INCOMING FED
                                                 11/27/00 013340
                                                 9999001127013340
                                                 15535
                                                 MELLON BANK N.A.

--------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   11/30/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                          Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach              Hartford, CT 06115-0456
================================================================================
ACCOUNT NO. 9415-859803       CONTINUED         PERIOD 11/01/00 THROUGH 11/30/00
--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

                  DATE        DEBITS (-)      CREDITS (+)      DESCRIPTION
                  11-29                        60,511.09       WIRE INCOMING FED
                                                               11/29/00 020419
                                                               9999001129020419
                                                               24422
                                                               MELLON BANK N.A.

                  11-30        60,820.12                       REPETITIVE IBT VIA PC
                                                               11/30/00 005875
                                                               9999001130005875
                                                               2000113000391NTR
                                                               UNITEL VIDEO INC

---------------------------------------------------------------------------------------------
- CHECKS POSTED -           - CHECKS POSTED -                 - CHECKS POSTED -
---------------------------------------------------------------------------------------------
DATE
11-15   10071      378.66   11-01    10321       2,533.05    11-01    10343     142,774.88
11-01   10196*      61.00   11-14    10322          11.56    11-01    10344     136,412.19
11-13   10274*   3,640.45   11-01    10323         325.00    11-01    10345      71,411.07
11-03   10295*     217.80   11-08    10324         373.00    11-06    10346       3,179.71
11-02   10300*      75.00   11-06    10326*      3,899.34    11-03    10347       7,564.51
11-06   10301      488.72   11-02    10327       3,744.83    11-07    10348         216.00
11-02   10307*     111.73   11-01    10328       1,156.25    11-08    10349      54,322.68
11-03   10308      232.67   11-02    10330*        270.62    11-09    10350         768.58
11-08   10309      300.00   11-01    10331       2,400.00    11-14    10351         975.06
11-01   10310    4,500.00   11-08    10333*     13,951.54    11-07    10352       1,250.00
11-07   10311    1,946.55   11-02    10334       3,808.60    11-08    10353         698.20
11-03   10312    1,370.93   11-02    10335       4,773.78    11-28    10354       1,133.48
11-07   10313      215.00   11-21    10336     125,682.13    11-09    10355       2,238.89
11-06   10314       47.09   11-01    10337      20,503.37    11-07    10356      30,657.43
11-02   10315      155.00   11-01    10338       6,188.93    11-09    10357       1,273.36
11-03   10316    3,773.99   11-01    10339       1,637.72    11-09    10358           9.07
11-02   10317      102.84   11-01    10340       5,318.65    11-09    10359          50.00
11-01   10318    2,700.00   11-03    10341       4,640.97    11-09    10360         434.03
   01   10320*   5,264.23   11-01    10342     121,898.53    11-08    10361         375.00

                                                                CONTINUED

---------------------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 4 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   11/30/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            CASH RESERVE PAYMENT
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach              Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 11/01/00 THROUGH 11/30/00
-------------------------------------------------------------------------------
-CHECKS POSTED-                 -CHECKS POSTED-                 -CHECKS POSTED-
-------------------------------------------------------------------------------

DATE      CHECK NO.      AMOUNT    DATE    CHECK NO.      AMOUNT    DATE      CHECK NO.      AMOUNT
11-08       10362        133.44    11-15     10377         33.40    11-17       10392        236.74
11-09       10363        434.84    11-14     10378         45.00    11-17       10393      7,774.52
11-08       10364        180.83    11-15     10379      1,677.61    11-29       10397*       840.00
11-07       10365         81.00    11-15     10380         65.66    11-29       10398        231.38
11-06       10366        129.00    11-14     10381         24.72    11-29       10402*     4,620.00
11-07       10367      2,165.00    11-10     10382        202.68    11-30       10409*     3,642.64
11-10       10368         48.71    11-13     10383         41.14    11-29       10410      1,277.35
11-10       10369      7,803.74    11-20     10384        800.00    11-29       10411      2,000.00
11-13       10370         72.00    11-14     10385        691.00    11-29       10412      1,987.59
11-14       10371         76.24    11-13     10386         93.00    11-29       10413      2,706.25
11-15       10372        163.40    11-14     10387        456.87    11-22       10416*        76.08
11-24       10373        350.00    11-13     10388      2,400.00    11-29       10417      6,050.51
11-14       10374      1,301.71    11-13     10389      3,453.18    11-28       10418      7,878.44
11-20       10375      2,102.90    11-16     10390     38,333.33    11-29       10423*     2,246.12
11-16       10376      7,613.55    11-27     10391     43,187.00

          * DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                            -DAILY BALANCE SUMMARY-
--------------------------------------------------------------------------------

DATE           BALANCE          DATE           BALANCE        DATE           BALANCE
11-01          1,011,812.81     11-10            972,407.90     11-21          765,924.35
11-02            930,386.54     11-13            962,708.13     11-22          765,848.27
11-03          1,038,376.67     11-14            959,125.97     11-24          765,498.27
11-06          1,030,632.81     11-15          1,019,332.00     11-27          802,993.28
11-07            994,101.83     11-16            902,520.64     11-28          793,981.36
11-08            923,767.14     11-17            894,509.38     11-29          832,533.25
11-09            918,558.37     11-20            891,606.48     11-30          768,070.49

Notice: See reverse side for important information

CHECKING 25                                                      [PNC BANK LOGO]
PNC Bank

                          Primary account number: 10-0959-6087
FOR THE PERIOD 11/31/2000
 TO 12/19/2000            Page 1 of 1

UNITEL MOBILE VIDEO       Number of enclosures: 0
555 W 57TH ST 12TH FL
NEW YORK NY 10019         [Phone logo] For 24-hour customer service
                                           or current rates: Call 1-877-BUS-BNKG

                          [Envelope logo] Write to: Customer Service
                                          PO Box 609
                                          Pittsburgh, PA 15230-9738

                          [Computer logo] Visit us at www.pncbank.com

                          [Keyboard logo] TDD terminal: 1-800-531-1648
                                           For hearing impaired clients only

-------------------------------------------------------------------------------

IMPORTANT ACCOUNT INFORMATION
The information stated below amends certain information in our Business Funds Availability Policy ("Policy"). All other information in our Policy continues to apply to your account. Please review this information and retain it with your records. Effective November 1, 2000:

LARGE DOLLAR DEPOSITS
If your total deposits of local and non-local checks, excluding checks drawn on PNC Bank, cash, wire transfers, direct deposits, the initial $100 of any deposit, and items listed as "Next Day Items" in our Funds Availability Policy, on any one business day, equal or exceed $50,000, the funds from those deposits will be available as follows:

A. LOCAL CHECKS: The remaining funds from local checks, if any, will be available the second business day after the business day of deposit for all purposes.

B. NON-LOCAL CHECKS: The remaining funds from non-local checks, if any, will be available the fourth business day after the business day of deposit for all purposes.

If you would like a copy of our Funds Availability policy or have any questions about it, please stop by your local PNC Bank office or call 1-888-PNC-BANK.

-------------------------------------------------------------------------------

CHECKING 25 SUMMARY                                    Unitel Mobile Video
Account number: 10-0959-6087  Tax ID number: 23-1713238
                              Account Link(R) number: 0231713238

-------------------------------------------------------------------------------

BALANCE SUMMARY
                 Beginning        Deposits and    Checks and other       Ending
                   balance     other additions          deductions      balance
                  9,918.96                0.00                0.00     9,918.96

                                         Average ledger       Average collected
                                                balance                 balance
                                               9,918.96                9,918.96
-------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS                      CHECKS AND OTHER DEDUCTIONS

Total          0              0.00                Total               0    0.00

                             Reconciliation Listing
November                                                   Pay Date  11/03/2000
                                                       Period End Date #REF

---------------------------------------------------------------------------------------------------------

                                      K1H

---------------------------------------------------------------------------------------------------------

Check #        Net Amt       PAYDATE       File #       Name                    Check/Vchr     Void Ind
-------        -------       -------       ------       ----                    ----------     --------
00001982        729.93       11-03-00      001116       Jimenez, Ricardo             C              N
00001983      1,617.94       11-03-00      001528       Goldstein, David H           C              N
00001984      1,398.80       11-03-00      007893       Genovese, Thomas J.          C              N
00001985        880.17       11-03-00      007888       Zuber, Melissa G             C              N
00001986        887.42       11-03-00      007441       Czubak, Michael              C              N
00001987        628.39       11-17-00      001116       Jimenez, Ricardo             C              N
00001988      1,237.09       11-17-00      001528       Goldstein, David H           C              N
00001989        880.17       11-17-00      007888       Zuber, Melissa G             C              N
00001990        795.42       11-17-00      007441       Czubak, Michael              C              N

[MELLON BANK LOGO]
Business Checking

MELLON BANK NA
WESTERN REGION
CRAFTON-INGRAM SHOPPING CTR
800-527-1800


     UNITEL MOBILE VIDEO A DIV OF        100
     UNITEL VIDEO INC                    95
     555 W 57TH ST
     NEW YORK  NY 10019-2925

                                                             PAGE:  1
                                                   ACCOUNT NUMBER:  038-5545
                                                   STATEMENT FROM:  OCT 31, 2000
                                                               TO:  NOV 30, 2000
  0                                                            BZ           0
--------------------------------------------------------------------------------
Account Summary
--------------------------------------------------------------------------------

ACTIVITY                  ITEMS         DOLLAR SUBTOTALS         DOLLAR TOTALS
OPENING BALANCE                                                     4,540.12

   DEPOSITS                 0                   .00
   OTHER CREDITS            0                   .00
TOTAL CREDITS               0                                            .00

   CHECKS PAID              0                   .00
   SERVICE CHARGES          1                 24.00
   OTHER DEBITS             0                   .00
TOTAL DEBITS                1                                          24.00

CLOSING BALANCE                                                     4,516.12

--------------------------------------------------------------------------------
Daily Transactions
--------------------------------------------------------------------------------

 DATE   TRANSACTION DESCRIPTION                CHECKS/DEBITS   DEPOSITS/CREDITS
10-31   CLOSING BALANCE PREVIOUS STATEMENT.....................     4,540.12
11-30   SERVICE CHARGE                             24.00
                              CLOSING BALANCE..................     4,516.12

--------------------------------------------------------------------------------
Service Charge Detail
--------------------------------------------------------------------------------

SERVICE DESCRIPTION                                                    CHARGE
CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II...................................................   24.00
TOTAL SERVICE CHARGES................................................   24.00

--------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 3

                                                                     9417-544821

                                                             STATEMENT DATE
                                                                 12/29/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER

                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
PAYROLL
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     15 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                      Hartford, CT 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,       INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9417-544821     42437.88       136783.71            169089.03                .00                 .00         10132.56
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 12/01/00 THROUGH 12/29/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

DATE           DEBITS (-)        CREDITS (+)      DESCRIPTION
12-01          32,554.52                          PREAUTHORIZED DDA DEBIT
                                                  UNITEL VIDEO        PAYROLL
                                                  482058 K1HA01231713238
                                                  UNITEL VIDEO INC
                                                  020003344164854            PPD
12-14                            70,313.40        WIRE INTERNAL BOOK TRANS CR
                                                  12/14/00 017271
                                                  9999001214017271
                                                  2000121402550NTR
                                                  UNITEL VIDEO INC
12-14          19,181.95                          PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL   ADP - TAX
                                                  001214 94K1H 121550A01
                                                  UNITEL VIDEO INC
                                                  020003494647616            CCD
12-14           1,193.14                          PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL   ADP - TAX
                                                  001214 94K1H 121550B02
                                                  UNITEL VIDEO INC
                                                  020003494646925CCD
12-15          32,666.54                          PREAUTHORIZED DDA  DEBIT
                                                  UNITEL VIDEO        PAYROLL
                                                  502077 K1HA01231713238
                                                  UNITEL VIDEO INC
                                                  020003483347974            PPD

--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   12/29/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach           Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 12/01/00 THROUGH 12/29/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

DATE      DEBITS (-)    CREDITS (+)   DESCRIPTION
12-28                    66,470.31    WIRE INTERNAL BOOK TRANS CR
                                      12/28/00 022439
                                      9999001228022439
                                      2000122803407NTR
                                      UNITEL VIDEO INC
12-28     20,696.45                   PREAUTHORIZED DDA DEBIT
                                      ADP TX/FINCL     ADP - TAX
                                      001228 94K1H 122952A01
                                      UNITEL VIDEO INC
                                      020003634435190             CCD
12-28        657.34                   PREAUTHORIZED DDA DEBIT
                                      ADP TX/FINCL     ADP - TAX
                                      001228 94K1H 122952B02
                                      UNITEL VIDEO INC
                                      020003634434478             CCD
12-29     36,010.28                   PREAUTHORIZED DDA DEBIT
                                      UNITEL VIDEO     PAYROLL
                                      522059 K1HA01231713238
                                      UNITEL VIDEO INC
                                      020003622783198             PPD

-------------------------------------------------------------------------------
 - CHECKS POSTED -              - CHECKS POSTED -             - CHECKS POSTED -
-------------------------------------------------------------------------------

DATE   CHECK    AMOUNT        DATE   CHECK     AMOUNT     DATE  CHECK    AMOUNT
         NO.                           NO.                        NO.
12-01  1991     658.87        12-18   1996   1,286.85     12-04  6273  4,558.66
12-04  1992   1,270.26        12-15   1997     880.17     12-27  6274  1,003.74
12-01  1993     721.86        12-18   1998     795.42     12-27  6275    150.38
12-04  1994     438.22        12-07   6271*    694.11     12-22  6276  8,687.90
12-15  1995     669.02        12-07   6272     150.38     12-22  6277  4,162.97

            *  DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
     Notice.  See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   12/29/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach            Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 12/01/00 THROUGH 12/29/00
-------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
-------------------------------------------------------------------------------
DATE        BALANCE          DATE          BALANCE      DATE        BALANCE
12-01      8,502.63          12-15        17,113.58     12-27       1,026.32
12-04      2,235.49          12-18        15,031.31     12-28      46,142.84
12-07      1,391.00          12-22         2,180.44     12-29      10,132.56
12-14     51,329.31













-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 4

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                 12/29/00
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER


                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                    110 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                     Hartford, CT. 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,       INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9415-859803     768070.49      1081612.49           886585.93                .00                 .00          963097.05
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 12/01/00 THROUGH 12/29/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE                DEBITS (-)     CREDITS (+)         DESCRIPTION
                                                       WIRE INCOMING FED
12-01                              218,178.09          12/01/00 012089
                                                       9999001201012089
                                                       13723
                                                       MELLON BANK N.A.
12-04               30.41                              PREAUTHORIZED DDA DEBIT
                                                       NDPS           NDPSSTLMNT
                                                       200012 8788000152756
                                                       UNITEL NY
                                                       020003396842594      CCD
12-04               25.00                              PREAUTHORIZED DDA DEBIT
                                                       NDPS           NDPSSTLMNT
                                                       200012 8788000152772
                                                       UNITEL POST 38
                                                       020003396842726      CCD
12-04               25.00                              PREAUTHORIZED DDA DEBIT
                                                       NDPS           NDPSSTLMNT
                                                       200012 8788000152798
                                                       EDITEL-LA
                                                       020003396842595      CCD
12-11                               80,613.16          WIRE INCOMING FED
                                                       12/11/00 010684
                                                       9999001211010684
                                                       11591
                                                       MELLON BANK N.A.
-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   12/29/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach           Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/01/00 THROUGH 12/29/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
DATE                DEBITS (-)     CREDITS (+)         DESCRIPTION
                                                       WIRE INCOMING FED
12-13                               62,772.96          12/13/00 016686
                                                       9999001213016686
                                                       19972
                                                       MELLON BANK N.A.
12-14               70,313.40                          REPETITIVE IBT VIA PC
                                                       12/14/00  017271
                                                       9999001214017271
                                                       2000121402550NTR
                                                       UNITEL VIDEO INC
12-18                               44,923.51          WIRE INCOMING FED
                                                       12/18/00  022526
                                                       9999001218022526
                                                       30744
                                                       MELLON BANK N.A.
12-22                               99,105.10          WIRE INCOMING FED
                                                       12/22/00  019174
                                                       9999001222019174
                                                       24298
                                                       MELLON BANK N.A.
12-27                               66,470.31          WIRE INCOMING FED
                                                       12/27/00 019269
                                                       9999001227019269
                                                       22864
                                                       MELLON BANK N.A.
12-28                              509,549.36          WIRE INCOMING FED
                                                       12/28/00 026325
                                                       9999001228026325
                                                       33724
                                                       MELLON BANK N.A.
-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   12/29/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach             Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/01/00 THROUGH 12/29/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
        DATE         DEBITS (-)    CREDITS (+)   DESCRIPTION

        12-28        66,470.31                   REPETITIVE IBT VIA PC
                                                 12/28/00 022439
                                                 9999001228022439
                                                 2000122803407NTR
                                                 UNITEL VIDEO INC
--------------------------------------------------------------------------------
  - CHECKS POSTED -             - CHECKS POSTED -           - CHECKS POSTED -
--------------------------------------------------------------------------------

DATE   CHECK NO.    AMOUNT   DATE   CHECK NO.    AMOUNT   DATE   CHECK NO.    AMOUNT
12-14    10099     1,207.76  12-07    10435     1,500.00  12-11    10460     2,682.73
12-01    10394*      148.50  12-04    10436     2,685.32  12-08    10462*    4,640.93
12-01    10395        78.41  12-06    10437        53.87  12-07    10463     7,878.44
12-18    10396        39.65  12-08    10438       350.00  12-15    10464        61.00
12-01    10400*      735.84  12-04    10439        95.30  12-11    10465       206.82
12-08    10401       420.00  12-06    10440       103.02  12-13    10466       400.53
12-06    10403*      276.00  12-06    10441     3,726.13  12-14    10467       115.10
12-01    10404       553.05  12-11    10442        86.00  12-18    10468     2,016.30
12-04    10407*      122.94  12-11    10443    78,930.67  12-15    10469     3,462.98
12-01    10408    10,478.53  12-05    10444     3,703.65  12-12    10470       274.21
12-06    10414*       24.00  12-04    10445        47.88  12-18    10471    38,333.33
12-01    10415       449.00  12-19    10446     1,250.00  12-27    10472       135.31
12-26    10422*    5,000.00  12-06    10447       583.58  12-18    10473        32.73
12-01    10424*    7,495.23  12-06    10448     1,500.00  12-12    10474     1,825.00
12-07    10425       421.34  12-04    10449     3,360.00  12-13    10475     3,590.32
12-06    10426       270.62  12-08    10450       215.00  12-18    10476        35.00
12-05    10427     1,367.24  12-07    10451     1,410.00  12-15    10477       535.80
12-11    10428       170.10  12-07    10452     2,320.12  12-14    10478        43.12
12-04    10429        18.40  12-05    10453         4.82  12-14    10479     4,485.00
12-07    10430     1,597.52  12-04    10455*    5,477.52  12-22    10480     1,133.48
12-05    10431         9.31  12-06    10456        90.00  12-13    10481     3,410.65
12-11    10432        36.81  12-06    10457    52,694.85  12-18    10482     2,520.00
12-05    10433     6,188.93  12-12    10458    42,895.43  12-15    10483     3,340.69
12-14    10434     3,600.00  12-08    10459     6,676.41  12-19    10484       705.24

                                                            CONTINUED
--------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 4 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   12/29/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
                                                  CY        /                  /
     UNITEL VIDEO INC                                           Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach             Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/01/00 THROUGH 12/29/00
-------------------------------------------------------------------------------
   - CHECKS POSTED -         - CHECKS POSTED -           - CHECKS POSTED -
-------------------------------------------------------------------------------
DATE   CHECK NO.  AMOUNT    DATE   CHECK NO.  AMOUNT   DATE   CHECK NO.  AMOUNT
12-15    10485     375.00   12-18   10500*   4,796.00  12-26   10519*     449.00
12-13    10486      56.00   12-19   10501    2,975.00  12-29   10522*   8,022.59
12-14    10487     154.24   12-19   10502      136.76  12-26   10523      685.26
12-18    10488     118.74   12-22   10503    3,721.29  12-27   10524    2,706.25
12-18    10489      50.00   12-26   10504    6,834.04  12-27   10526*      71.78
12-14    10490      80.36   12-18   10505    2,680.00  12-29   10527      909.36
12-18    10491  10,611.07   12-20   10506       65.66  12-28   10528    7,878.44
12-14    10493*  7,315.54   12-19   10507    2,400.00  12-28   10529      402.69
12-19    10494     553.05   12-21   10509*     505.27  12-26   10530      595.00
12-19    10495   1,367.09   12-21   10510    6,050.51  12-28   10533*   3,748.70
12-20    10496     691.00   12-28   10511      296.72  12-26   10536*     577.50
12-26    10497     102.84   12-29   10515*      22.74  12-28   10556* 339,192.13
12-26    10498     168.00   12-26   10516       22.73

         * DENOTES SEQUENCE BREAK

-------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
-------------------------------------------------------------------------------
DATE         BALANCE         DATE        BALANCE        DATE         BALANCE
12-01      966,310.02        12-12     809,901.86       12-21      737,118.44
12-04      954,422.25        12-13     865,217.32       12-22      831,368.77
12-05      943,148.30        12-14     777,902.80       12-26      816,934.40
12-06      883,826.23        12-15     770,127.33       12-27      880,491.37
12-07      868,698.81        12-18     753,818.02       12-28      972,051.74
12-08      856,396.47        12-19     744,430.88       12-29      963,097.05
12-11      854,896.50        12-20     743,674.22







-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 3

                                                                     9417-544821

                                                             STATEMENT DATE
                                                                 01/31/01
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER

                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
PAYROLL
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     20 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                     Hartford, CT. 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,       INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9417-544821     10132.56       143766.98            151713.01                .00                 .00          2186.53
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 12/30/00 THROUGH 01/31/01
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE            DEBITS (-)     CREDITS (+)         DESCRIPTION
01-11                           70,988.26          WIRE INTERNAL BOOK TRANS CR
                                                   01/11/01 016516
                                                   9999010111016516
                                                   2001011102271NTR
                                                   UNITEL VIDEO INC
01-11           23,865.80                          PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL   ADP - TAX
                                                   010111 94K1H 011202A01
                                                   UNITEL VIDEO INC
                                                   020010114795230           CCD
01-11            1,523.23                          PREAUTHORIZED DDA DEBIT
                                                   ADP TX/FINCL   ADP - TAX
                                                   010111 94K1H 011202B02
                                                   UNITEL VIDEO INC
                                                   020010114794587           CCD
01-12           28,120.81                          PREAUTHORIZED DDA DEBIT
                                                   UNITEL VIDEO     PAYROLL
                                                   022073 K1HA01231713238
                                                   UNITEL VIDEO INC
                                                   020010103396634           PPD
01-25                           72,778.72          WIRE INTERNAL BOOK TRANS CR
                                                   01/25/01 015113
                                                   9999010125015113
                                                   2001012502330NTR
                                                   UNITEL VIDEO INC
-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   01/31/01
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach            Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 12/30/00 THROUGH 01/31/01
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
DATE             DEBITS (-)     CREDITS (+)       DESCRIPTION
01-25            28,117.53                        PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL     ADP - TAX
                                                  010125 94K1H 012604A01
                                                  UNITEL VIDEO INC
                                                  020010254208214            CCD
01-25             1,198.93                        PREAUTHORIZED DDA DEBIT
                                                  ADP TX/FINCL     ADP - TAX
                                                  010125 94K1H 012604B02
                                                  UNITEL VIDEO INC
                                                  020010254207727            CCD
01-26            31,366.06                        PREAUTHORIZED DDA DEBIT
                                                  UNITEL VIDEO     PAYROLL
                                                  042064 K1HA01231713238
                                                  UNITEL VIDEO INC
                                                  020010243187263            PPD
-------------------------------------------------------------------------------
   - CHECKS POSTED -         - CHECKS POSTED -           - CHECKS POSTED -
-------------------------------------------------------------------------------
DATE   CHECK NO.  AMOUNT    DATE   CHECK NO.  AMOUNT   DATE   CHECK NO.  AMOUNT
01-02     1999     739.13   01-16    2006    1,015.48  01-16    6280    4,836.58
01-02     2000   1,485.89   01-26    2007      753.10  01-23    6281      694.11
01-02     2001     880.17   01-29    2008    1,893.28  01-24    6283*   9,330.20
01-02     2002     438.22   01-26    2009    1,071.36  01-24    6284      150.38
01-12     2003     549.08   01-29    2010      799.28  01-29    6287*   5,139.14
01-16     2004   1,640.49   01-02    6278*   4,270.24  01-31    6288      372.49
01-12     2005     862.98   01-09    6279      599.05

         * DENOTES SEQUENCE BREAK

-------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
-------------------------------------------------------------------------------
DATE         BALANCE         DATE        BALANCE        DATE         BALANCE
01-02        2,318.91        01-12      17,786.22       01-24          118.98
01-09        1,719.86        01-16      10,293.67       01-25       43,581.24
 1-11       47,319.09        01-23       9,599.56       01-26       10,390.72
-------------------------------------------------------------------------------
Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   01/31/01
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach            Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 12/30/00 THROUGH 01/31/01
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------

DATE          BALANCE            DATE         BALANCE        DATE        BALANCE
01-29        2,559.02            01-31       2,186.53

--------------------------------------------------------------------------------
     Notice:  See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 4

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                 01/31/01
                                                                Questions?
                                                            Call our Business
                                                            Banking Center at
116                                                           1-800-PARTNER

                                                          Cash Reserve Payment
UNITEL VIDEO INC                          CY               [              ]
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                    114 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                     Hartford, CT. 06115-0456

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER   CHECKS, WITHDRAWALS,        INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9415-859803    963097.05       797405.97            1021185.27               .00                 .00        739317.75
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 12/30/00 THROUGH 01/31/01
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------

DATE       DEBITS (-)      CREDITS (+)       DESCRIPTION
01-03        80.41                           PREAUTHORIZED DDA DEBIT
                                             NDPS           NDPSSTLMNT
                                             200101 8788000152756
                                             UNITEL NY
                                             020010037082587     CCD
01-03        75.00                           PREAUTHORIZED DDA DEBIT
                                             NDPS           NDPSSTLMNT
                                             200101 8788000152772
                                             UNITEL POST 38
                                             020010037082773     CCD
01-03        75.00                           PREAUTHORIZED DDA DEBIT
                                             NDPS           NDPSSTLMNT
                                             200101 8788000152798
                                             EDITEL-LA
                                             020010037082588     CCD
01-05                     444,337.65         WIRE INCOMING FED
                                             01/05/01 014305
                                             9999010105014305
                                             19133
                                             MELLON BANK N.A.
01-10                      63,803.24         WIRE INCOMING FED
                                             01/10/01 015786
                                             9999010110015786
                                             17884
                                             MELLON BANK N.A.

--------------------------------------------------------------------------------

     Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   01/31/01
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER


                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
                                                                Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach            Hartford, CT. 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/30/00 THROUGH 01/31/01
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------
          DATE           DEBITS (-)     CREDITS (+)      DESCRIPTION

          01-11          70,988.26                       REPETITIVE IBT VIA PC
                                                         01/11/01 016516
                                                         9999010111016516
                                                         2001011102271NTR
                                                         UNITEL VIDEO INC
          01-12                          33,913.01       WIRE INCOMING FED
                                                         01/12/01 018525
                                                         9999010112018525
                                                         25079
                                                         MELLON BANK N.A.
          01-19                          45,925.77       WIRE INCOMING FED
                                                         01/19/01 013391
                                                         9999010119013391
                                                         15325
                                                         MELLON BANK N.A.
          01-24                           72,285.38      WIRE INCOMING FED
                                                         01/24/01 016183
                                                         9999010124016183
                                                         18668
                                                         MELLON BANK N.A.
          01-25          72,778.72                       REPETITIVE IBT VIA PC
                                                         01/25/01  015113
                                                         9999010125015113
                                                         2001012502330NTR
                                                         UNITEL VIDEO INC

          01-30                         137,140.92       WIRE INCOMING FED
                                                         01/30/01 014793
                                                         9999010130014793
                                                         17364
                                                         MELLON BANK N.A.

-------------------------------------------------------------------------------

Notice:   See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 3 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   01/31/01
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach              Hartford, CT 06115-0456

===================================================================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/30/00 THROUGH 01/31/01
-------------------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                       - CHECKS POSTED -                  - CHECKS POSTED-
-------------------------------------------------------------------------------------------------------------------
DATE           CHECK NO.      AMOUNT         DATE      CHECK NO.      AMOUNT         DATE      CHECK NO.     AMOUNT
01-02           10405         132.00         01-10      10561         2,533.05      01-18        10599       487.12
01-16           10461*     29,831.00         01-11      10562         3,579.89      01-22        10600        19.95
01-02           10508*        737.36         01-16      10563         6,489.69      01-12        10601     7,835.14
01-02           10513*        111.00         01-10      10564         3,228.95      01-16        10602     3,496.91
01-02           10514         256.47         01-09      10565            30.64      01-17        10603       837.20
01-02           10518*        190.00         01-23      10566        38,333.33      01-16        10605*       65.66
01-08           10520*        330.21         01-10      10567           871.41      01-19        10606       164.90
01-03           10521           5.73         01-16      10568         1,133.48      01-17        10607     3,000.00
01-04           10525*      1,500.00         01-10      10569         3,343.39      01-22        10608        13.42
01-02           10532*      3,023.60         01-16      10570        31,498.11      01-24        10609        22.50
01-02           10534*      2,435.63         01-12      10571           375.00      01-19        10610        20.00
01-02           10535         717.31         01-12      10572            89.70      01-22        10611       370.38
01-02           10537*      2,246.12         01-11      10573         4,640.95      01-24        10612     5,000.00
01-02           10538       7,861.12         01-12      10580*        1,362.88      01-22        10613       299.17
01-04           10539         215.00         01-11      10581        16,800.00      01-23        10614    13,307.64
01-10           10540       1,394.04         01-17      10582            50.00      01-29        10615       620.00
01-02           10541      53,171.15         01-10      10583           122.00      01-26        10616       302.02
01-09           10542       2,285.28         01-12      10584            48.10      01-31        10618*      172.00
01-03           10543       2,724.50         01-16      10585           161.81      01-22        10619        52.17
01-02           10544       5,543.46         01-19      10586         3,394.90      01-24        10620     2,269.31
01-02           10545         676.56         01-18      10587           846.79      01-22        10621     2,400.00
01-09           10546         290.65         01-17      10588            14.56      01-23        10622       553.05
01-05           10547         135.55         01-17      10589            75.98      01-29        10623       301.33
01-09           10548          57.09         01-17      10590           691.00      01-23        10624        57.72
01-02           10549       1,336.51         01-19      10591           211.85      01-26        10625       144.00
01-04           10550         162.61         01-18      10592           350.00      01-23        10626       449.00
01-08           10551       2,754.19         01-17      10593            24.40      01-24        10627     6,459.83
01-09           10552         422.17         01-22      10594         2,016.30      01-19        10628       275.00
01-03           10554*        260.88         01-18      10595         3,436.21      01-22        10629        35.48
01-02           10557*    129,809.00         01-12      10596            36.47      01-22        10630     8,805.06
01-08           10559*      8,499.79         01-16      10597         5,128.27      01-23        10631     6,557.63
01-10           10560         416.13         01-12      10598           158.64      01-25        10632   340,000.00

                                                                                       CONTINUED

-------------------------------------------------------------------------------------------------------------------

Notice: See reverse side for important information

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 4 OF 4

                                                                     9415-859803

                                                                STATEMENT DATE
                                                                   01/31/01
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER

                                                            Cash Reserve Payment
     UNITEL VIDEO INC                             CY        /                  /
     555 WEST 57TH ST                                           Please remit to:
     SUITE 1240                                                    FLEET BANK
     NEW YORK NY 10019                                            Cash Reserve
                                                                 PO Box 150456
                                     detach             Hartford, CT 06115-0456
===============================================================================
ACCOUNT NO. 9415-859803       CONTINUED        PERIOD 12/30/00 THROUGH 01/31/01
-------------------------------------------------------------------------------
   - CHECKS POSTED -         - CHECKS POSTED -           - CHECKS POSTED -
-------------------------------------------------------------------------------
DATE   CHECK NO.  AMOUNT    DATE   CHECK NO.  AMOUNT   DATE   CHECK NO.  AMOUNT
01-30    10633   6,557.63   01-29   10642*   3,453.18  01-29   10651*     891.34
01-30    10634     589.84   01-29   10644*   6,050.51  01-31   10652   12,750.00
01-31    10636*    215.00   01-31   10645      385.44  01-25   10654*     228.41
01-30    10638*     21.40   01-29   10646    8,062.37  01-25   10655      197.30
01-29    10639     648.00   01-30   10648*  25,000.00  01-31   10658*     105.00
01-26    10640   9,177.44   01-29   10649    2,246.12  01-29   10662*   5,605.45

         * DENOTES SEQUENCE BREAK

-------------------------------------------------------------------------------
                           - DAILY BALANCE SUMMARY -
-------------------------------------------------------------------------------
DATE         BALANCE         DATE        BALANCE        DATE         BALANCE
01-02      754,849.76        01-11     1,135,167.88     01-23      1,040,145.59
01-03      751,628.24        01-12     1,159,174.96     01-24      1,098,679.33
01-04      749,750.63        01-16     1,081,370.03     01-25        685,474.90
01-05    1,193,952.73        01-17     1,076,676.89     01-26        675,851.44
01-08    1,182,368.54        01-18     1,071,556.77     01-29        647,973.14
01-09    1,179,282.71        01-19     1,113,415.89     01-30        752,945.19
01-10    1,231,176.98        01-22     1,099,403.96     01-31        739,317.75







-------------------------------------------------------------------------------
Notice: See reverse side for important information

[MELLON BANK LETTERHEAD]

MELLON BANK NA
WESTERN REGION
CRAFTON-INGRAM SHOPPING CTR
800-527-1800


     UNITEL MOBILE VIDEO A DIV OF 100
     UNITEL VIDEO INC              95
     555 W 57TH ST
     NEW YORK NY 10019-2925

                                                             PAGE:  1
                                                   ACCOUNT NUMBER:  038-5545
                                                   STATEMENT FROM:  DEC 29, 2000
                                                               TO:  JAN 31, 2001
     0                                                         BZ           0
--------------------------------------------------------------------------------
Account Summary
--------------------------------------------------------------------------------

ACTIVITY              ITEMS               DOLLAR SUBTOTALS         DOLLAR TOTALS
OPENING BALANCE                                                       4,492.12

  DEPOSITS              0                         .00
  OTHER CREDITS         0                         .00
TOTAL CREDITS           0                                                  .00

  CHECKS PAID           0                         .00
  SERVICE CHARGES       1                       24.00
  OTHER DEBITS          0                         .00
TOTAL DEBITS            1                                                24.00

CLOSING BALANCE                                                       4,468.12

--------------------------------------------------------------------------------
Daily Transactions
--------------------------------------------------------------------------------

DATE    TRANSACTION DESCRIPTION               CHECKS/DEBITS     DEPOSITS/CREDITS
12-29   CLOSING BALANCE PREVIOUS STATEMENT............................. 4,492.12

01-31   SERVICE CHARGE                                24.00

                              CLOSING BALANCE ______________________ 4,468.12

--------------------------------------------------------------------------------
Service Charge Detail
--------------------------------------------------------------------------------
SERVICE DESCRIPTION                                                       CHARGE

CORE SERVICE CHARGES AND ADDITIONAL OPTIONS
CHOICE CHECKING II.........................................................24.00

TOTAL SERVICE CHARGES......................................................24.00
--------------------------------------------------------------------------------

IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.

Checking 25                                                      [PNC BANK LOGO]
PNC Bank


For the period 12/20/2000 to 01/22/2001   Primary account number: 10-0959-6087

UNITEL MOBILE VIDEO          Page 1 of 1
555 W 57TH ST 12TH FL        Number of enclosures: 0
NEW YORK NY 10019            [telephone graphic] For 24-hour customer
                             service or current rates:
                             Call 1-877-BUS-BNKG

                             [envelope graphic] Write to: Customer Service PO Box 609
                             Pittsburgh, PA 15230-9738

                             [computer graphic] Visit us at www.pncbank.com

                             [TDD terminal graphic] TDD terminal: 1-800-531-1648 For hearing impaired clients only


--------------------------------------------------------------------------------
Important Account information:

The information stated below amends certain information in our Business Schedule of Service Charges and Fees (Schedule). All other information in our Schedule continues to apply to your account.

Effective January 1, 2001, the threshold for making free cash deposits has been increased from $1,000 to $5,000. This applies to cash deposited at your branch and through night drop or Quick Deposit services. This change is just one more way for PNC Bank to say thank you for your important business, and to demonstrate our commitment to "The Thinking Behind The Money".
--------------------------------------------------------------------------------
Checking 25 Summary                                         Unitel Mobile Video

Account number: 10-0959-6087  Tax ID number: 23-1713238
                              Account Link(R) number: 0231713238

-------------------------------------------------------------------------------------------------------------------
Balance Summary
                    Beginning           Deposits and        Checks and other              Ending
                      balance        other additions              deductions              balance
                     9,918.96                   0.00                    0.00             9,918.96


                                                              Average ledger    Average collected
                                                                     balance              balance

                                                                    9,918.96             9,918.96

-------------------------------------------------------------------------------------------------------------------
Deposits and Other Additions                              Checks and Other Deductions

Total                       0                   0.00      Total                                 0              0.00

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 2 OF 3

                                                                     9417-544821

                                                                STATEMENT DATE
                                                                   10/31/00
                                                                  Questions?
                                                               Call our Business
116                                                            Banking Center at
                                                                 1-800-PARTNER
                                                                (1-800-727-8637)

                                                            CASH RESERVE PAYMENT
     UNITEL VIDEO INC                             CY        /                  /
     PAYROLL                                                    Please remit to:
     555 WEST 57TH ST                                              FLEET BANK
     SUITE 1240                                                   Cash Reserve
     NEW YORK NY 10019                                           PO Box 150456
                                     detach               Hartford, CT 06115-0-
===============================================================================
ACCOUNT NO. 9417-544821       CONTINUED        PERIOD 09/30/00 THROUGH 10/31/00
-------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
-------------------------------------------------------------------------------

[FLEET LOGO]

                             STATEMENT OF ACCOUNTS                   PAGE 1 OF 3

                                                                     9417-544821

                                                             STATEMENT DATE
                                                                 10/31/00
                                                                QUESTIONS?
                                                            CALL OUR BUSINESS
                                                            BANKING CENTER AT
116                                                           1-800-PARTNER
                                                             (1-800-727-8637)


                                                          Cash Reserve Payment
UNITEL VIDEO INC.                         CY               [              ]
PAYROLL
555 WEST 57TH ST
SUITE 1240                                                   Please remit to:
NEW YORK NY 10019                     17 ENCLOSED ITEMS        FLEET BANK
                                                              Cash Reserve
                                                              PO Box 150456
                             detach                       Hartford, CT 06115-04

------------------------------------------------------------------------------------------------------------------------------------
                 BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS        INTEREST     ACCOUNT ACTIVITY        ENDING
   CHECKING       BALANCE        CREDITS           OTHER DEBITS              PAID         & OTHER FEES         BALANCE
------------------------------------------------------------------------------------------------------------------------------------


 9417-544821      3107.17       133808.39            134518.38                .00                 .00          2397.18
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 09/30/00 THROUGH 10/31/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------